UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
Aruba Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1)	Title of each class of securities to which transaction applies: _____________________________________________________________________________________________

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ARUBA NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 5, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Aruba Networks, Inc. (the “Company”) that will be held on Thursday, December 5, 2013 at 12:30 p.m., Pacific Time, at the Company’s principal executive offices, located at 1344 Crossman Avenue, Sunnyvale, California 94089, for the following purposes:

1.     To elect eight directors listed in the accompanying proxy statement and recommended by the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014.

3.     To conduct a non-binding, advisory vote to approve the compensation of our named executive officers.

4.     To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on October 15, 2013 may vote at the annual meeting and any postponements or adjournments of the annual meeting.

This year we have again elected to provide access to our proxy materials over the Internet. Accordingly, unless you have previously requested to receive our proxy materials in paper form or by email, you will receive a Notice of Internet Availability of Proxy Materials, which we expect to send to stockholders on or about October 25, 2013.

All stockholders are cordially invited to attend the annual meeting in person. Your vote is very important. Even if you plan to attend the annual meeting, please vote, as instructed in the Notice of Internet Availability of Proxy Materials, via the Internet or by telephone as promptly as possible to ensure that your vote is recorded. Alternatively, you may follow the procedures outlined in the Notice of Internet Availability of Proxy Materials to request a paper proxy card to submit your vote by mail. Any stockholder attending the annual meeting may vote in person even if he or she previously voted by another method. If you wish to attend the meeting to vote in person and need directions, please contact Aruba Networks at 408-227-4500.

Thank you for your ongoing support of Aruba Networks.

By Order of the Board of Directors,
 Dominic P. Orr
President, Chief Executive Officer and
Chairman of the Board of Directors

Sunnyvale, California
October 25, 2013

TABLE OF CONTENTS
Page:
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	3
QUESTIONS AND ANSWERS ABOUT VOTING AND PROXY SOLICITATIONS	4
QUESTIONS AND ANSWERS ABOUT STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS BY STOCKHOLDERS AND RELATED BYLAW PROVISIONS	9
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 5, 2013	11
PROPOSAL ONE – ELECTION OF DIRECTORS	12
Background	12
Information Regarding the Nominees for Election at the 2013 Annual Meeting	12
Vote Required and Recommendation	17
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Audit Committee Recommendation	18
Attendance at the Annual Meeting	18
Fees	18
Independence Assessment by Audit Committee	18
Pre-Approval of Audit and Non-Audit Services	19
Vote Required and Recommendation	19
PROPOSAL THREE – NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	20
Background	20
Nature of Vote	20
Vote Required and Recommendation	21
OUR CORPORATE GOVERNANCE PRACTICES	22
Corporate Governance Principles	22
Code of Business Conduct	23
OUR BOARD OF DIRECTORS AND COMMITTEES	23
Our Board of Directors	23
Attendance at Annual Stockholder Meetings by the Board of Directors	24
Independence of the Board of Directors	24
Board Leadership Structure	24
Our Board of Directors' Role in Oversight of Risk	24
Committees of Our Board of Directors	25
Compensation Committee Interlocks and Insider Participation	29
Process for Recommending Candidates for Election to the Board of Directors	29
Contacting the Board of Directors	30
EXECUTIVE OFFICERS	30
EXECUTIVE COMPENSATION	31
Compensation Discussion and Analysis	31
Aruba's Executive Compensation Program at a Glance	31
Compensation Philosophy and Objectives	33
Changes in Compensation Structure	39
Executive Compensation Structure	40
Compensation and Risk Assessment	48
Compensation Committee Report	48

i

Fiscal 2013 Summary Compensation Table	49
Grants of Plan-Based Awards in Fiscal 2013 Table	50
Outstanding Equity Awards at Fiscal 2013 Year-End Table	51
Fiscal 2013 Option Exercises and Stock Vested Table	52
Potential Payments upon Termination or Change of Control	52
Compensation of Directors	55
Equity Compensation Plan Information	57
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	60
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	60
AUDIT COMMITTEE REPORT	61
OTHER MATTERS	62

ii

ARUBA NETWORKS, INC.
1344 Crossman Ave.
Sunnyvale, California 94089
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 5, 2013
These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Aruba Networks, Inc., a Delaware corporation (the “Company” or “Aruba”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 5, 2013 at 12:30 p.m., Pacific Time, at the Company’s principal executive offices, located at 1344 Crossman Avenue, Sunnyvale, California 94089, and at any adjournments or postponements of the Annual Meeting. As used herein, “we,” “us” or “our” refers to the Company. These proxy materials were first sent on or about October 25, 2013 to stockholders entitled to vote at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
Q:    Why am I receiving these proxy materials?

A:
The Board of Directors of the Company (the “Board of Directors”) is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Thursday, December 5, 2013 at 12:30 p.m., Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters described in this proxy statement. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

These proxy solicitation materials, together with our Annual Report for fiscal 2013, were first made available on or about October 25, 2013 to all stockholders entitled to vote at the Annual Meeting. Aruba’s principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089, and our telephone number is (408) 227-4500.

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:
This year, relying on the SEC rule that allows companies to furnish their proxy materials over the Internet, we are again mailing to our stockholders a notice regarding the Internet availability of the proxy materials (the “Notice of Internet Availability”) instead of a paper copy of the proxy materials.

If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

Unless you have previously requested to receive our proxy materials in paper form or by email, you will receive a Notice of Internet Availability, which we expect to mail on or about October 25, 2013, to all stockholders entitled to vote at the Annual Meeting. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of the Company’s proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.

Q:	How can I access the proxy materials over the Internet?

A:	The Notice of Internet Availability, proxy card or voting instruction card will contain instructions on how to:

•	access and view our proxy materials for the Annual Meeting on the Internet; and

•	instruct us to send our future proxy materials to you in paper form or electronically by email.
Our proxy materials are also available on the Investor Relations section of our website at http://ir.arubanetworks.com.
Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by email will remain in effect until you terminate it.

Q:	How may I obtain a paper copy of the proxy materials?

A:
Stockholders receiving the Notice of Internet Availability will find instructions in that notice about how to obtain a paper copy of the proxy materials free of charge. Stockholders receiving notice of the availability of the proxy materials by email will find instructions in that email about how to obtain a paper copy of the proxy materials free of charge. Stockholders who have previously submitted a standing request to receive paper copies of our proxy materials will receive a paper copy of the proxy materials by mail.

Q:	What should I do if I receive more than one Notice of Internet Availability, voting instruction card or set of proxy materials?

A:
If you received more than one Notice of Internet Availability, voting instruction card or set of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the instructions on each Notice of Internet Availability, voting instruction card or proxy card that you receive to ensure that all of your shares are voted.

You may request delivery of a single copy of our future proxy statements and annual reports by writing to the address provided below or calling our Investor Relations department at the telephone number below. Stockholders may also request electronic delivery of future proxy statements by calling our Investor Relations department at (408) 598-4924 or by writing to the Company at 1344 Crossman Avenue, Sunnyvale, California 94089, Attention: Investor Relations.

Q:	How may I obtain a separate copy of the Notice of Internet Availability?

A:
If you share an address with another stockholder, each stockholder may not receive a separate copy of the Notice of Internet Availability because some brokers and other nominees may be participating in the practice of “householding,” which reduces duplicate mailings and saves printing and postage costs. If your Notice of Internet Availability is being “householded” and you would like to receive separate copies, or if you are receiving multiple copies and would like to receive a single copy, please call our Investor Relations department at (408) 598-4924 or write to the Company at 1344 Crossman Avenue, Sunnyvale, California 94089, Attention: Investor Relations.

Q:    How may I obtain a copy of Aruba’s Annual Report on Form 10-K?

A:
A copy of our Annual Report on Form 10-K for fiscal 2013 is available free of charge on the Internet from the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, as well as on our website at http://ir.arubanetworks.com. The 2013 Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy soliciting material.

Q:	Who will bear the cost of this proxy solicitation and the distribution of the materials?

A:
Aruba is making this proxy solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by other means of communication. Our directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with those solicitations. In addition, we may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company’s costs for such services, if retained, will not be significant.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Q:	What is the mailing address for the Company’s principal executive offices?

A:	The Company’s principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089.
Any written requests for additional information, copies of the proxy materials and 2013 Annual Report on Form 10-K, notices of stockholder proposals, recommendations for candidates to the Board of Directors, communications to the Board of Directors or any other communications should be sent to this address.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Where is the Annual Meeting?

A:
The Annual Meeting will be held at the Company’s principal executive offices, located at 1344 Crossman Avenue, Sunnyvale, California 94089. Stockholders may request directions to our principal executive offices in order to attend the Annual Meeting by calling (408) 227-4500.

Q:    When is the Annual Meeting?

A:	The Annual Meeting is scheduled for Thursday, December 5, 2013 at 12:30 p.m., Pacific Time.

Q:	Can I attend the Annual Meeting?

A:	You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of October 15, 2013. If you are a stockholder of record, meaning that you hold shares directly in your name with Computershare Limited, please bring government-issued photo identification for entrance to the Annual Meeting. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting their stock ownership as of the Record Date (as defined below). The meeting will begin promptly at 12:30 p.m., Pacific Time, and you should leave ample time for the check-in procedures. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

Q:	What proposals will be voted on at the Annual Meeting?

A:	In addition to such other business as may properly come before the Annual Meeting or any adjournment thereof, the following three proposals will be presented at the Annual Meeting:
1. The election of eight directors listed in this proxy statement and recommended by our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;
2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014; and
3. A non-binding, advisory vote to approve the compensation of our executive officers.
QUESTIONS AND ANSWERS ABOUT VOTING AND PROXY SOLICITATIONS

Q:	Who is entitled to vote at the Annual Meeting?

A:
Holders of record of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), at the close of business on October 15, 2013 (the “Record Date”) are entitled to receive notice of and to vote their shares at the Annual Meeting. Stockholders as of the Record Date are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters presented.

As of the close of business on the Record Date, there were 110,092,031 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:
The Annual Meeting will be held only if holders of a majority of our outstanding Common Stock entitled to vote are represented at the Annual Meeting. This is referred to as a “quorum.” If you have either (1) returned valid proxy instructions or (2) attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:	On all matters, each holder of Common Stock is entitled to one vote for each share held as of the Record Date.
Proposal One — For the election of directors, a plurality of the votes duly cast is required. This means that each of the eight persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected as a director of the Company to serve until the next annual meeting or until that individual’s successor has been duly elected and qualified.
Proposal Two — To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014, the affirmative “FOR” vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote is required.
Proposal Three — To approve, on a non-binding, advisory basis the compensation of the Company’s named executive officers, the affirmative “FOR” vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote is required.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Stockholders of record — Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting, even if previously voted by another method.
Beneficial owners — Shares held beneficially in “street name” (as described below) may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares.
Even if you plan to attend the Annual Meeting, we recommend that you submit your vote as described in the Notice of Internet Availability and below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and holding shares beneficially in “street name”?

A:
Stockholders of record — If your shares are registered directly in your name with the Company’s transfer agent, Computershare Limited, you are considered, with respect to those shares, the stockholder of record, and the Notice of Internet Availability has been sent directly to you by the Company. As a stockholder of record, you have the right to grant your voting proxy directly to Aruba or to a third party, or to vote in person at the Annual Meeting.

Beneficial owners — Many stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” If this is the case, then the Notice of Internet Availability has been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

Q:	If I do not want to attend the Annual Meeting, how can I vote my shares?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

•	If you are a stockholder of record, you may vote by submitting a proxy. Please refer to the voting instructions in the Notice of Internet Availability or the information provided below.

•
If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. Please refer to the voting instructions provided to you by your broker, trustee or nominee.

Stockholders of record — If your shares are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and you may vote in the following ways:

1.
By Internet: Votes may be cast through the Internet voting site prior to 11:59 p.m., Eastern Time, on December 4, 2013. To vote through the Internet, please follow the “Vote by Internet” instructions in the Notice of Internet Availability (whether you received that notice by mail or email, your proxy card or voting instruction card.

2.
By Telephone: Votes may be cast by telephone prior to 11:59 p.m., Eastern Time, on December 4, 2013. To vote by telephone, you will need the control number that appears on the Notice of Internet Availability (whether you received that notice by mail or email) or your proxy card or voting instruction card.

3.
By Mail: Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may also vote by mail, as long as the proxy card or voting instruction card is timely delivered to the Company. To vote by mail, you must complete, sign and date your proxy card or voting instruction card and mail it in the accompanying pre-addressed envelope and it must be delivered to the Company prior to 11:59 p.m., Eastern Time, on December 4, 2013.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

Please note that if you vote by telephone, Internet or mail without giving specific voting instructions, your shares will be voted FOR Proposal One (the election of the eight nominees listed herein for the Board), FOR Proposal Two (the ratification of the appointment of our independent registered public accounting firm), FOR Proposal Three (the advisory approval of our executive compensation), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Q:	I hold my shares in a stock brokerage account, through a bank or another nominee. How may I vote my shares?

A:
You – like most stockholders – do not own shares registered directly in your own name. Rather, you are considered the “beneficial holder” of shares when those shares are held in a stock brokerage account or by a bank or other nominee. Your shares are often referred to as being held “in street name,” and your broker or nominee is considered the stockholder of record for your shares. Nevertheless, as discussed in the preceding Q&A, you still may direct how your shares are voted and you are also invited to attend the Annual Meeting, although you are not required to do so in order to vote your shares.

If you do decide to attend the Annual Meeting, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.
If you do not elect to attend the Annual Meeting and wish to direct how your shares are voted at the Annual Meeting, you may vote by submitting voting instructions to your broker, trustee or nominee. Your broker or nominee should be forwarding these proxy materials to you. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted. Most of the Company’s stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, trustees or nominees. A large number of banks and brokerage firms are participating in

Broadridge Financial Solutions, Inc.’s online program. This program provides eligible stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in Broadridge’s program.

Q:	Can my broker vote my shares if I do not instruct him or her how I would like my shares voted?

A:
Generally, no, but with one exception. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and your record holder is required to vote your shares in accordance with your instructions. Record holders do not have discretion to vote your shares on Proposal One (the election of directors) or Proposal Three (the advisory vote to approve the compensation of our executive officers). However, on Proposal Two (the ratification of the appointment of our independent registered public accounting firm), if you do not give instructions to your record holder, the record holder will be entitled to vote your shares in its discretion on that proposal.

Q:	Can I change or revoke my vote?

A:	Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.
Stockholders of record — If you are a stockholder of record, you may change your vote by (1) filing with the Company’s Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Company’s Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to the Company’s principal executive offices, Attention: Corporate Secretary.
A stockholder of record who has voted via the Internet or by telephone may subsequently change his or her vote by making a timely and valid Internet or telephone vote no later than 11:59 p.m., Eastern Time, on December 4, 2013.
Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy card covering my shares?

A:
Subject to any rules your broker, trustee or nominee may have, you may attend the Annual Meeting and vote in person even if you have already voted or submitted a proxy card. Any previous votes that were submitted by you will be superseded by the vote you cast at the Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If a broker, trustee or nominee beneficially holds your shares in street name and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Q:	What is a broker “non-vote”?

A:
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the General Corporation Law of the State of Delaware, abstentions and broker non-votes are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. Although broker non-votes will be counted towards the presence of a quorum, they will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal.

Q:	How are votes counted (including abstentions and broker non-votes) on each of the three Proposals at the Annual Meeting?

A:
Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists at the Annual Meeting, but not for purposes of determining whether a particular proposal has passed.

Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and are also treated as shares entitled to vote at the Annual Meeting (“Votes Cast”). Shares that are voted without giving specific voting instructions will be voted in accordance with the recommendations of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.
For Proposal One (the election of directors), you are only able to vote your shares as either “FOR” or “WITHHELD.” You may vote “FOR” all or some of the nominees or you may “WITHHOLD” your vote with respect to one or more of the nominees. Provided there is a quorum for the meeting, abstentions and broker non-votes will not affect the outcome of the election of directors.
For Proposal Two (the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014) and Proposal Three (the advisory vote to approve the compensation of our executive officers), you are able to vote your shares as “FOR,” “AGAINST” or “ABSTAIN.” Because abstentions will be counted for Proposals Two and Three for purposes of determining both (i) the presence or absence of a quorum for the transaction of business at the Annual Meeting and (ii) the total number of Votes Cast with respect to the proposal, an abstention on either Proposal Two or Three will have the same effect as a vote against that proposal. However, broker non-votes are not deemed to be Votes Cast and, therefore, will not be included in the tabulation of the voting results on these proposals.
Proposals Two and Three are non-binding, advisory votes, for which our Board of Directors and its committees will give careful consideration to the voting results.

Q:	What is the effect of not casting a vote at the Annual Meeting?

A:
If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

If you are a beneficial owner of shares held in street name, it is critical that you provide voting instructions if you want it to count in the election of directors (Proposal One) and the non-

binding, advisory vote to approve the compensation of our executive officers (Proposal Three). If you hold your shares in street name and you do not instruct your bank or broker how to vote in these matters, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014 (Proposal Two).

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares:
Proposal One — “FOR” each of the eight nominees listed in this proxy statement and recommended by the Company’s Board of Directors for election as directors.
Proposal Two — “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014.
Proposal Three — “FOR” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the proxy holders will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be presented at the Annual Meeting.

Q:	What happens if the Annual Meeting is adjourned or postponed?

A:	If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy instructions.

Q:	Where can I find the voting results of the Annual Meeting after it ends?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS BY STOCKHOLDERS AND RELATED BYLAW PROVISIONS

Q:	May I present other business to be transacted from the floor at the Annual Meeting this year?

A.
No. A stockholder may only present a matter from the floor of a meeting of stockholders for consideration at that meeting if certain procedures set forth in our bylaws are followed, including delivery of advance notice by such stockholder to us. We have not received any timely notices with respect to the Annual Meeting regarding the presentation by any stockholders of business from the floor of the meeting. Accordingly, we do not expect to acknowledge any business presented from the floor at the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A.
You may submit proposals, including director nominations, for consideration at future stockholder meetings. The deadlines depend upon, in part, whether you intend to include the proposals in the Company’s proxy materials or not.

Stockholder Proposals for Inclusion in the Company’s Proxy Materials.

For a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting of stockholders (which is expected to be held in either late November or early December 2014), our Corporate Secretary must receive the written proposal at our principal executive offices no later than June 27, 2014. These types of proposals also must comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding the inclusion of stockholder proposals in company-sponsored proxy materials and should be addressed to:

Corporate Secretary
Aruba Networks, Inc.
1344 Crossman Avenue
Sunnyvale, CA 94089
Fax: (408) 541-1361
Stockholder Proposals Not Intended for Inclusion in the Company’s Proxy Materials.
For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting of stockholders, the stockholder must provide the information required by our bylaws, which establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders (whether or not the matter relates to nominations to the Company’s Board of Directors).
Nominations for the election of directors at an annual meeting may be made only (1) by or at the direction of the Board of Directors, or (2) by a stockholder who has delivered timely written notice to our Corporate Secretary and who was a stockholder at the time of that notice and as of the record date for that meeting. The notice must contain specified information about the nominees and about the stockholder proposing such nominations. To be timely for the next annual meeting, a stockholder’s notice must be delivered to or mailed and received by the Company’s Secretary at the principal executive offices of the Company between August 11, 2014 and September 10, 2014. For more information, please see “Corporate Governance – Process for Recommending Candidates for Election to the Board of Directors” below.
The Company’s bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain specified information about the matters to be brought before such meeting and about the stockholder proposing such matters. To be timely for the next annual meeting, a stockholder’s notice must be delivered to or mailed and received by the Company’s Secretary at the principal executive offices of the Company between August 11, 2014 and September 10, 2014.
Deadlines if the Date of the Next Stockholders’ Meeting is Moved.
If the date of our next stockholders’ meeting is moved more than 30 days before or 60 days after December 5, 2014, then notice of a stockholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 must be received by us no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates: (1) 90 days prior to the meeting, and (2) 10 days after public announcement of the meeting date.
If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company is not required to present the proposal for vote at such meeting.

Q:	How may I obtain a copy of the Company’s bylaws?

A.
A copy of the full text of the Company’s bylaws, including the provisions discussed above, may be obtained by writing to our Corporate Secretary at our principal executive offices. A copy of our bylaws is also available free of charge on the Internet on our website at http://www.arubanetworks.com and on the SEC’s website at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 5, 2013
This proxy statement and the Company’s 2013 Annual Report on Form 10-K are available by going to the Investor Relations section of the Company’s website at http://ir.arubanetworks.com.

PROPOSAL ONE

ELECTION OF DIRECTORS
Background
Our bylaws provide that the authorized number of directors that shall constitute our Board of Directors shall be determined by resolution of the Board of Directors. Currently, there are eight authorized directors. Our Board of Directors has selected eight nominees for election to the Board of Directors at the Annual Meeting, all of whom have been recommended for nomination by the Corporate Governance and Nominating Committee of our Board of Directors (the “Corporate Governance and Nominating Committee”), and all of whom are presently directors of Aruba. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be proposed by the Corporate Governance and Nominating Committee and designated by the Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified.
Information Regarding the Nominees for Election at the 2013 Annual Meeting
Our Board of Directors and Corporate Governance and Nominating Committee believe that all of the nominees listed below are highly qualified and have the skills and experience required for service on our Board of Directors. The names of the nominees for director, their ages, their positions with Aruba and other biographical information as of October 15, 2013 are set forth below. There are no family relationships among any of our directors or executive officers. Beneath the biographical details of each nominee listed below, we have also detailed the specific experience, qualifications, attributes or skills of each nominee that led our Board of Directors to conclude that each nominee should serve on our Board of Directors.

Name	Age	Position
Dominic P. Orr	62	President, Chief Executive Officer and Chairman of the Board of Directors
Keerti Melkote	43	Co-Founder, Chief Technology Officer and Director
Bernard Guidon	66	Director
Emmanuel Hernandez	58	Director
Michael R. Kourey	54	Director
Willem P. Roelandts	68	Director
Juergen Rottler	47	Director
Daniel Warmenhoven	62	Lead Independent Director

Dominic P. Orr	Director since 2002.
Standing Board Committees: None.
Other Public Company Boards: None.
Mr. Orr has served as a director since 2002 and as our President and Chief Executive

Officer since April 2006. From November 2001 through April 2006, Mr. Orr was a private investor. Mr. Orr was President, Content Networking Business Unit at Nortel Networks, a global supplier of communication equipment, from October 2000 to October 2001, and continued as a consultant to Nortel Networks until October 2002. Prior to joining Nortel Networks, Mr. Orr served as the President and Chief Executive Officer of Alteon WebSystems from August 1996 until its acquisition by Nortel Networks in October 2000. Mr. Orr is a member of the Advisory Board at CalTech -- Division of Physics, Mathematics and Astronomy and a member of the Advisory Board of the Information Science and Technology Program at the California Institute of Technology in Pasadena, California. Mr. Orr also serves on the board of directors of Inveneo, a private, non-profit company. Mr. Orr received his B.S. in physics from the City College of the City University of New York and his M.S. and Ph.D. from California Institute of Technology.
Among other skills and qualifications, Mr. Orr brings to the Board:

•	Leadership and Global Expertise – current CEO; former CEO of publicly-traded technology company

•	Industry, Technology and Corporate Development Expertise – over 20 years of senior management experience in the computer systems and communication networking industries

Keerti Melkote	Director since 2002.
Standing Board Committees: None.
Other Public Company Boards: None.
Mr. Melkote is one of our co-founders, has served as a director since 2002 and as our Chief Technology Officer since August 2008. Mr. Melkote started Aruba in February 2002 and has held numerous operating roles at Aruba, including in product management, marketing and business development. In 2001, Mr. Melkote was the senior director of product management and marketing at Tahoe Networks, a cellular mobile data networking company.  Prior to joining Tahoe Networks, Mr. Melkote was director of product management at the Shasta IP Services division of Nortel Networks from 1999 to 2001.  Mr. Melkote has also held various product management, technical marketing and engineering positions at Cisco Systems and Intel Corporation. Mr. Melkote has extensive experience in leading entrepreneurial teams that have created new businesses and billion dollar product categories in the networking industry. Mr. Melkote’s major accomplishments include the creation and delivery of Aruba's market leading secure mobile access solution, the industry's first broadband IP service delivery platform at Shasta Networks and Cisco's first gigabit switching products. Mr. Melkote received his MSEE from Purdue University and B.Tech in ECE from JNTU, Hyderabad. Mr. Melkote has been granted multiple patents for innovations in the field of networking and communications.
Among other skills and qualifications, Mr. Melkote brings to the Board:

•	Leadership Expertise – current CTO

•	Industry Expertise – co-founder and over 20 years of experience in the communications networking industry

•	In-Depth Technology Expertise – patent holder for multiple innovations in the field of networking and communications

Bernard Guidon	Director since 2006.
Standing Board Committees: Compensation Committee; Corporate Development Committee; and Corporate Governance & Nominating Committee.
Other Public Company Boards: None.
Mr. Guidon has served as a director since 2006. Mr. Guidon has been an executive management consultant since February 2002, providing consulting services to multiple companies. Prior to starting his consulting activities, Mr. Guidon spent 25 years working with Hewlett-Packard Company, most recently serving as Vice President and General Manager of the Hewlett-Packard Professional Services Organization from 1999 until 2002. Mr. Guidon received his M.S. in Electrical Engineering from the Ecole Nationale Superieure d’Electrotechnique, d’Electronique, d’Informatique, d’Hydraulique et des Telecommunications in France.
Among other skills and qualifications, Mr. Guidon brings to the Board:

•	Leadership and Global Expertise – former senior manager of publicly-traded technology company; held directorships with both domestic and foreign technology companies

•	Industry, Technology and Corporate Development Expertise – executive management consultant

Emmanuel Hernandez	Director since 2006.
Standing Board Committees: Audit Committee (Chair).
Other Public Company Boards: ON Semiconductor and SunEdison, Inc. (chairman of the board).
Mr. Hernandez has served as a director since 2006. Mr. Hernandez was an Operating Partner at Khosla Ventures, a venture capital firm, from May 2010 until January 2013. Prior to joining Khosla Ventures, Mr. Hernandez served as the Chief Financial Officer of SunPower Corporation from April 2005 to November 2008. He retired as Chief Financial Officer of SunPower Corporation in November 2008, but continued in a transition role at SunPower Corporation until January 2009. Prior to April 2005, Mr. Hernandez served for more than 11 years as the Executive Vice President of Finance and Administration and Chief Financial Officer for Cypress Semiconductor, having joined that company in 1993 as its Corporate Controller. Prior to that, Mr. Hernandez held various financial positions with National Semiconductor Corporation from 1976 through 1993. Mr. Hernandez currently serves on the board of directors of ON Semiconductor, SunEdison, Inc. (as chairman of the board of directors),

EnStorage Inc., a private company that develops flow battery/storage technology for the renewable energy industry, and Soraa, Inc., a private company that is developing LED and laser technology.
Among other skills and qualifications, Mr. Hernandez brings to the Board:

•	Leadership and Global Expertise – director of publicly-traded technology companies; over 35 years of finance and operations experience in high tech businesses

•	Financial, Corporate Development and Legal Compliance Expertise – 15 years as CFO of publicly-traded companies

Michael R. Kourey	Director since 2007.
Standing Board Committees: Audit Committee.
Other Public Company Boards: Riverbed Technology, Inc.
Mr. Kourey has served as a director since 2007. Mr. Kourey has been a Partner at Khosla Ventures, a venture capital firm, since May 2013, and was an operating partner at Khosla Ventures from April 2012 to May 2013. Prior to joining Khosla Ventures, Mr. Kourey served as the Chief Financial Officer of Polycom, Inc., a publicly-held unified collaborative communications solutions company, from January 1995 to February 2012. Mr. Kourey also served as a director of Polycom from January 1999 to May 2011, as Senior Vice President, Finance and Administration from January 1999 to May 2010, as Vice President, Finance and Administration from January 1995 to January 1999 and as Vice President, Finance and Operations from July 1991 to January 1995. Mr. Kourey currently serves on the board of directors of Riverbed Technology, Inc. and various private companies, and serves on the Advisory Board of the Graduate School of Management at the University of California, Davis. Mr. Kourey holds a B.S. in managerial economics from the University of California, Davis and an M.B.A. from Santa Clara University.
Among other skills and qualifications, Mr. Kourey brings to the Board:

•	Leadership and Global Expertise – director of publicly-traded technology companies

•	Financial, Corporate Development and Legal Compliance Expertise – CFO of publicly-traded technology company

Willem P. Roelandts	Director since 2008.
Standing Board Committees: Compensation Committee (Chair) and Corporate Development Committee.
Other Public Company Boards: Applied Materials, Inc.
Mr. Roelandts has served as a director since 2008. Mr. Roelandts is an independent consultant. Mr. Roelandts was Chairman of the Board of Directors of Xilinx, Inc. from July 2003 until August 2009 and a member of the board of directors of Xilinx from 1996 until August 2009. Mr. Roelandts served as President and Chief Executive Officer of Xilinx from January 1996 to January 2008. Prior to joining Xilinx, Mr. Roelandts held various executive positions during a 29-year career at Hewlett-Packard Company, where he last served as Senior Vice President and General Manager of Computer Systems Organizations. Mr. Roelandts serves on the Board of Directors of Applied Materials, Inc., IMEC, a non-profit research company in Belgium, eSilicon Corporation, a privately held company, and the El Camino Hospital Foundation, a non-profit foundation, and on the Board of Trustees of the Lincoln Law School. Mr. Roelandts received his B.S. in Electrical Engineering from Rijks Hogere Technische School in Belgium.
Among other skills and qualifications, Mr. Roelandts brings to the Board:

•	Leadership and Global Expertise – former CEO of publicly-traded technology company

•	Industry, Technology and Corporate Development Expertise – over 40 years of experience in the high tech industry

Juergen Rottler	Director since 2011.
Standing Board Committees: Audit Committee and Corporate Development Committee.
Other Public Company Boards: None.
Mr. Rottler has served as a director since 2011.  Mr. Rottler currently serves as the founder and chief executive officer of Global Impakt, a privately-held company that provides leadership and strategic advisory services to businesses, where he has been employed since Octobe 2010.  Prior to starting Global Impakt, from September 2006 to October 2010, Mr. Rottler served as the Executive Vice President of Customer Services for Oracle Corporation, a provider of integrated business software and hardware systems.  Mr. Rottler was Executive Vice President, Oracle Support and Oracle On Demand, from January 2005 to September 2006 and was Executive Vice President, Oracle On Demand, from September 2004 to January 2005. During his six-year tenure, Oracle became the first technology company to receive the global J.D. Power & Associates award for Outstanding Customer Service. Prior to joining Oracle, Mr. Rottler held several global leadership positions at Hewlett-Packard Company, where he worked in their hardware, software, and services businesses between 1986 and 2004. Mr. Rottler also serves on the board of directors of Canine Companions for Independence, a private, non-profit company and the German International School of Silicon Valley, a private school providing bilingual education in German and English.  Mr. Rottler holds a bachelor’s degree in computer science and business from Hochschule Furtwangen University (Germany), and an M.B.A. from Bentley University in Waltham, Massachusetts.
Among other skills and qualifications, Mr. Rottler brings to the Board:

•	Leadership Expertise – held executive and global leadership positions at publicly-traded technology companies

•
Industry and Customer Services Expertise – over 25 years of experience in the high tech industry, with comprehensive business/P&L management experience, as well as extensive involvement in selling and servicing IT organizations

Daniel Warmenhoven	Director since 2006.
Standing Board Committees: Corporate Development Committee (Chair) and Corporate Governance & Nominating Committee (Chair).
Other Public Company Boards: NetApp, Inc. and Palo Alto Networks, Inc.
Mr. Warmenhoven has served as a director since 2006 and as Lead Independent Director since October 2009. Mr. Warmenhoven has served as a member of the board of directors of NetApp, Inc. since October 1994 and was elected chairman of the NetApp board of directors in January 2008. He served as Chief Executive Officer of NetApp from October 1994 to August 2009 when he took on the role of Executive Chairman. Prior to joining NetApp, Mr. Warmenhoven served in various capacities, including President, Chief Executive Officer, and chairman of the board of directors of Network Equipment Technologies, Inc., a telecommunications company, from November 1989 to January 1994. Prior to Network Equipment Technologies, Mr. Warmenhoven held executive and managerial positions at Hewlett-Packard Company from 1985 to 1989 and IBM Corporation from 1972 to 1985. Mr. Warmenhoven is lead independent director of Palo Alto Networks, Inc., and also serves on the boards of directors of Stoke, Inc. and Bechtel Corp., both privately held companies. Mr. Warmenhoven received his B.S. in Electrical Engineering from Princeton University.
Among other skills and qualifications, Mr. Warmenhoven brings to the Board:

•	Leadership and Global Expertise – former CEO of publicly-traded technology companies

•	Industry, Technology and Corporate Development Expertise – over 30 years in senior management of technology companies, including network equipment companies
Vote Required and Recommendation
If a quorum is present at the Annual Meeting, the eight director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld from any director and broker non-votes are counted for purposes of determining the presence or absence of a quorum but have no other legal effect on the selection of nominees for directors.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES, WITH THE DIRECTORS WHO ARE NOMINEES ABSTAINING FROM THEIR RESPECTIVE NOMINATION.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Committee Recommendation
The Audit Committee of the Board of Directors (the “Audit Committee”) has selected PricewaterhouseCoopers LLP as Aruba’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending July 31, 2014, and recommends that the stockholders vote for ratification of such appointment. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our inception. Although ratification by our stockholders is not required by law, our Audit Committee has determined that it is desirable, as a matter of good corporate practice, to request ratification of this selection by our stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee may reconsider its selection.
Attendance at the Annual Meeting
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, may make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.
Fees
The following table presents fees for professional audit services and other services rendered to the Company by PricewaterhouseCoopers LLP for the fiscal years ended July 31, 2012 and July 31, 2013.

	Fiscal 2012	Fiscal 2013
Audit Fees(1)	$1,643,000	$1,681,000
Tax Fees(2)	$30,000	$133,000
All Other Fees(3)	—	—
Total	$1,673,000	$1,814,000
_____________________

(1)
Consists of fees for professional services rendered for the audit of the Company’s consolidated financial statements, audit of the Company’s internal control over financial reporting and review of the Company’s quarterly interim consolidated financial statements, as well as services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Also includes fees for services associated with periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents) and assistance in responding to SEC comment letters.

(2)	Consists of fees billed for tax compliance, consultation and planning services.

(3)	Consists of fees billed for products provided by PricewaterhouseCoopers LLP.
Independence Assessment by Audit Committee
In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014, the Audit Committee has considered whether services other than audit and audit-related services provided by

PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.
Pre-Approval of Audit and Non-Audit Services
The Audit Committee has adopted a policy for pre-approving the services and associated fees provided by Aruba’s independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
All PricewaterhouseCoopers LLP audit and non-audit services and fees in fiscal 2012 and fiscal 2013 were pre-approved by the Audit Committee.
Vote Required and Recommendation
If a quorum is present at the Annual Meeting, the affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending July 31, 2014.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2014.

PROPOSAL THREE

NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Background
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables Aruba’s stockholders to vote to approve, on a non-binding, advisory basis, the compensation of Aruba’s named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement beginning on page 31 below. This vote is required pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives Aruba’s stockholders the opportunity to express their views on Aruba’s named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of Aruba’s named executive officers and the philosophy, policies and practices described in this proxy statement. Our Board of Directors has determined that we will hold this vote every year, until our Board of Directors decides to hold the next advisory vote regarding the frequency of advisory votes on executive compensation.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders by providing a mix of significant equity-based incentives and performance-based compensation. Our compensation programs are designed to support our business goals and to promote both short-term and long-term financial and strategic achievement.
We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and disclosures in this proxy statement, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” section are effective in achieving our goals and that the compensation of our named executive officers as reported in this proxy statement has supported and contributed to our recent and long-term success.
Nature of Vote
The say-on-pay vote is advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors (the “Compensation Committee”). The say-on-pay vote will, however, inform our Board of Directors and the Compensation Committee regarding investor sentiment about Aruba’s executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Please review the results of our last advisory say-on-pay vote at page 36, in the "Compensation Discussion and Analysis" section of this proxy statement, as well as the steps we took in response to that input from our stockholders. Our Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will consider the stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. We also believe the compensation paid to our named executive officers during fiscal 2013 was commensurate with Aruba’s financial performance as described further in the “Executive Compensation” section of this proxy statement.
Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

Vote Required and Recommendation
If a quorum is present at the Annual Meeting, the affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote is required for advisory approval of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL,
ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF ARUBA’S
NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

OUR CORPORATE GOVERNANCE PRACTICES
At Aruba, we believe that strong and effective corporate governance procedures and practices are an extremely important part of our corporate culture. In that spirit, we have summarized several of our corporate governance policies and practices below.
Corporate Governance Principles
The Board of Directors sets high standards for the Company’s employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. It is the duty of the Board of Directors to serve as a prudent fiduciary for stockholders and to oversee the management of the Company’s business. The Board of Directors has adopted Corporate Governance Principles that set forth our principal corporate governance policies, including the oversight role of our Board of Directors. The Corporate Governance Principles, in conjunction with our Certificate of Incorporation, bylaws and Board of Director committee charters, form the framework for the governance of the Company. The Corporate Governance Principles are available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page and cover a variety of corporate governance matters, including the following:
Annual Review of Governance Principles

The Board of Directors regularly reviews and updates the Corporate Governance Principles, no less frequently than annually.
Monitoring Board Effectiveness

Aruba believes that our continued success depends upon the effective functioning of our Board of Directors and its committees. Accordingly, in addition to its primary role of overseeing management, our Board of Directors is responsible for annually assessing its effectiveness and the effectiveness of each of its committees in fulfilling their respective obligations, and each committee is responsible for reviewing the Board’s assessment of that committee’s effectiveness. In addition, our Corporate Governance and Nominating Committee is charged with overseeing an annual review of the Board of Directors and its membership, taking into account issues of character, judgment, diversity, age, expertise, corporate experience, length of service, independence, other commitments and the like. Likewise, composition of our committees is reviewed each year to make certain that these committees are operating effectively and have appropriate representation. It is the Board’s belief that continuity of experience in the specific functions of these committees provides a significant benefit to the stockholders and to management.
Conducting Formal Independent Director Sessions

It is the policy of our Board of Directors to hold separate meeting times for independent directors without management. These meetings are held as a part of the regularly scheduled Board meetings and at other times as requested by any independent director.

Hiring Outside Advisors

We have empowered our Board and each of its committees to retain outside advisors and consultants of their own choosing and at the expense of the Company. The Audit Committee also meets with our outside auditors without management present at those times it deems appropriate, but not less than quarterly.
Communications with the Board of Directors

We believe that members of our Board of Directors should have full access to members of management, either as a group or individually, and to Company information that they believe is necessary to fulfill their obligations. In addition, our stockholders are free to communicate with our Board by writing to us at Board of Directors, Aruba Networks, Inc., Attention: Corporate Secretary, 1344 Crossman Avenue, Sunnyvale, CA, 94089.
Code of Business Conduct
Our Board of Directors has adopted a Code of Business Conduct, which is applicable to all of the Company’s directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Code of Business Conduct is available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page. The Company will disclose on its website any amendment to the Code of Business Conduct, as well as any waivers of the Code of Business Conduct that are required to be disclosed by the rules of the SEC or The NASDAQ Stock Market LLC (“Nasdaq”).
OUR BOARD OF DIRECTORS AND COMMITTEES
Our Board of Directors
During fiscal 2013, our Board of Directors held a total of nine meetings (including regularly scheduled and special meetings). Each of the directors attended or participated in 100% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served during the past fiscal year (during the periods when such director served).
The Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Corporate Development Committee. Each standing Committee is comprised entirely of independent directors, meets regularly and has a written charter approved by the Board of Directors, all of which are available in the Investor Relations section of our website at www.arubanetworks.com. Our Board of Directors and each Committee regularly reviews the Committee charters. In addition, at each quarterly meeting of our Board of Directors, a member of each Committee reports on any significant matters addressed by that Committee. During fiscal 2013, our Board of Directors also created a temporary Capital Structure Committee to review, evaluate and make recommendations to our Board of Directors regarding our capital structure. The Capital Structure Committee consists entirely of independent directors, but does not have a written charter.
It is the policy of the Board of the Directors to have separate meeting times for independent directors without management, as stated in the Company’s Corporate Governance Principles. The independent directors met three times during fiscal 2013, with no members of management present.

Attendance at Annual Stockholder Meetings by the Board of Directors
Although we do not have a formal policy mandating attendance by members of our Board of Directors at our annual meetings of stockholders, we do have a formal policy encouraging their attendance at our annual stockholder meetings. All eight of the directors then serving on our Board of Directors attended our 2012 annual meeting of stockholders.
Independence of the Board of Directors
Our Board of Directors has undertaken a review of the independence of the directors and considered whether any director has a material relationship with the Company that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board of Directors has determined that the following six directors are “independent directors” as that term is defined in the Nasdaq Listing Rules: Messrs. Guidon, Hernandez, Kourey, Roelandts, Rottler and Warmenhoven. Our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Board Leadership Structure
Dominic P. Orr has served as the Company’s Chief Executive Officer and Chairman of the Board of Directors since April 2006. The Board of Directors believes that Mr. Orr is uniquely qualified to direct the focus and attention of the Board of Directors to the areas most relevant for Aruba and its stockholders due to his intimate knowledge of the Company’s strategic priorities and day-to-day operations. Notwithstanding the current combination of the roles of Chief Executive Officer and Chairman, the Board may, in the future, deem it appropriate to separate the roles in light of the Company’s leadership needs.
The Board of Directors believes that the Company’s leadership structure is further strengthened by the presence of a Lead Independent Director. Mr. Warmenhoven has served as Lead Independent Director since October 2009. Mr. Warmenhoven’s principal responsibilities as the Lead Independent Director are to consult with the CEO/Chairman regarding the agenda for meetings of the Board of Directors, schedule and prepare agendas for meetings of independent directors, communicate with the CEO/Chairman, act as principal liaison between the independent directors and the CEO/Chairman on sensitive issues, and raise issues with management on behalf of the independent directors when appropriate.
In addition, each committee of the Board of Directors has a designated chairperson and is comprised solely of independent directors.
The Board of Directors feels that combining the positions of Chairman and CEO, selecting a Lead Independent Director to provide independent leadership and maintaining independent committees with individual chairs is the appropriate leadership structure to encourage the effective, efficient and engaged governance of Aruba by the Board of Directors and management.
Our Board of Directors’ Role in Oversight of Risk
Our Board of Directors oversees the Company’s enterprise-wide risk management. On a regular basis, our Board of Directors reviews the strategic, financial and operational risks inherent in the Company’s business through its consideration of the various matters presented to it or one or more of its committees by management for review or approval. With respect to risks that arise in the course of the Company’s operations on a day-to-day basis, our Board of Directors has delegated to management responsibility for identifying, assessing, managing and mitigating such risks, although the Board of Directors maintains ultimate responsibility for ensuring that management is effectively executing its responsibilities.
To assist our Board of Directors with its oversight function, each committee of the Board of Directors, other than the Corporate Development Committee, regularly reviews and evaluates various aspects of enterprise risk as part of the specific functions and responsibilities delegated to it by the Board of Directors. For example, the Compensation Committee is responsible for designing and implementing compensation policies that encourage the appropriate amount of risk-taking by Aruba’s employees, the Corporate Governance and Nominating Committee assesses potential risks in reviewing and managing the Company’s corporate governance policies and processes, and the Audit Committee identifies and reviews potential legal, financial and audit-related risks that are presented in connection with the committee’s oversight of the Company’s financial review and reporting processes and regulatory and corporate compliance matters.
Committees of Our Board of Directors
Audit Committee
Members During Fiscal 2013: Emmanuel Hernandez (Chair), Michael R. Kourey and Juergen Rottler.
Meetings Held During Fiscal 2013: 26.
Primary Responsibilities: The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, is responsible for, among other things:

•	overseeing the accounting and financial reporting processes and audits of the Company’s financial statements;

•
assisting the Board of Directors in monitoring (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements relating to the Company’s accounting and financial reporting process, (3) the qualifications, independence and performance of the Company’s independent registered public accounting firm, (4) the performance of the Company’s internal audit function, and (5) the Company’s internal accounting and financial controls;

•
providing to the Board of Directors information and materials to make the Board of Directors aware of significant financial and audit-related matters that require the attention of the Board of Directors;

•	overseeing the Company’s risk assessment and risk management pertaining to financial reporting, accounting and tax matters;

•
selecting and hiring the Company’s independent registered public accounting firm and approving the audit and non-audit services to be performed by the independent registered public accounting firm; and

•	preparing the Audit Committee Report that the SEC requires in the Company’s annual proxy statement.
Independence: Our Board of Directors has determined that each of the members of the Audit

Committee meets the independence requirements of the SEC and Nasdaq Listing Rules and has no material relationship with Aruba (including any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a director). The Board of Directors also has determined that each of Messrs. Hernandez and Kourey are “audit committee financial experts” as defined under the rules of the SEC.
Charter: The Audit Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page. The Audit Committee reviews its charter annually, and its charter was most recently updated on September 5, 2013.
Audit Committee Report: The Audit Committee Report is included in this proxy statement on page 61.
Compensation Committee
Members During Fiscal 2013: Bernard Guidon and Willem P. Roelandts (Chair).
Meetings Held During Fiscal 2013: 8.
Primary Responsibilities: The Compensation Committee is responsible for, among other things:

•
overseeing the Company’s compensation policies, plans and benefit programs and making recommendations to the Board of Directors with respect to improvements or changes to the plans and adoption of other plans;

•
assisting the Board of Directors in overseeing the compensation of our Chief Executive Officer (considering the results of the most recent stockholder advisory “say-on-pay” vote) and other executive officers, and approving and evaluating the executive officer compensation plans, policies and programs, including annually reviewing and approving for the CEO and other executive officers: (1) annual base salaries, (2) annual incentive bonuses (including specific goals and amounts), (3) equity compensation, (4) employment, severance and change of control agreements/provisions, (5) signing bonuses or payments of relocation costs, and (6) any other benefits, compensation or arrangements not available to employees generally;

•	administering the Company’s equity compensation plans;

•	reviewing and approving the corporate goals and objectives relevant to the compensation of the our CEO and other executive officers;

•
evaluating director compensation, consulting with outside consultants and/or with the Company’s human resources department and making recommendations to the Board of Directors regarding director compensation;

•	reviewing the Company’s Compensation Discussion and Analysis included in the Company’s annual proxy statement; and

•	preparing the Compensation Committee Report that the SEC requires in the Company’s annual proxy statement.

Independence: Our Board of Directors has determined that each of the members of the Compensation Committee meets the independence requirements of the SEC and Nasdaq Listing Rules and has no material relationship with Aruba (including any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a director).
Charter: The Compensation Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page, which was recently updated on June 12, 2013 to reflect the requirements of Rule 10C-1 of the Securities Exchange Act of 1934, as amended, and the corresponding amendments to the Nasdaq listing standards in Rules 5605(d) and 5615.
Compensation Committee Report: The Compensation Committee Report is included in this proxy statement on page 48.
Corporate Governance and Nominating Committee
Members During Fiscal 2013: Bernard Guidon and Daniel Warmenhoven (Chair).
Meetings Held During Fiscal 2013: 4.
Primary Responsibilities: The Corporate Governance and Nominating Committee is responsible for, among other things:

•	developing and annually reviewing principles of corporate governance and recommending them to the Board of Directors;

•	reviewing proposed changes to the Company’s certificate of incorporation and bylaws and recommending changes to the Board of Directors;

•	determining the manner in which our stockholders may send communications to the Board of Directors;

•	reviewing stockholder proposals and recommending, if appropriate, those recommendations to the Board of Directors;

•	overseeing compliance by the Board of Directors and its committees with applicable laws and regulations, including those promulgated by the SEC and the Nasdaq Stock Market;

•	assisting the Board of Directors in identifying prospective director nominees and recommending nominees to the Board of Directors for each annual meeting of stockholders;

•
reviewing the composition and size of the Board of Directors and determining the criteria for membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, understanding of the Company’s business, and other commitments;

•	reviewing the disclosure in our proxy statement regarding the Company’s director nomination process;

•	periodically reviewing the charter and composition of each committee of the Board of Directors;

•	reviewing, approving and monitoring the Company’s Code of Business Conduct; and

•
reviewing actual and potential conflicts of interest of Board members and executive officers, other than related party transactions reviewed by the Audit Committee, and approving or prohibiting any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity.

Independence: Our Board of Directors has determined that each of the members of the Corporate Governance and Nominating Committee meets the independence requirements of the SEC and Nasdaq Listing Rules and has no material relationship with Aruba (including any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a director).
Evaluation of Director Candidates: The Corporate Governance and Nominating Committee will consider recommendations of candidates for the Board of Directors properly submitted to it, including those provided by the Company’s stockholders. For more information, see “Process for Recommending Candidates for Election to the Board of Directors” below.
Charter: The Corporate Governance and Nominating Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page. The Corporate Governance and Nominating Committee reviews its charter annually, and its charter was most recently updated on June 12, 2013.
Corporate Development Committee
Members During Fiscal 2013: Bernard Guidon, Willem P. Roelandts, and Daniel Warmenhoven (Chair). As of September 5, 2013, independent director Juergen Rottler was added to the Corporate Development Committee.
Meetings Held During Fiscal 2013: 3.
Primary Responsibilities: The Corporate Development Committee is responsible for, among other things:

•	reviewing all proposed acquisition and investment strategies with the Company’s management;

•	evaluating and conducting due diligence with respect to potential acquisition and investment candidates on behalf of the Company; and

•
reviewing, evaluating and recommending acquisition and investment strategies when the value of those acquisitions or investments exceeds the Corporate Development Committee’s authority thresholds of $20 million in cash per acquisition or $5 million in cash per strategic investment, respectively, in each case where the filing of a Current Report on Form 8-K would not otherwise be required.

Independence: Our Board of Directors has determined that each of the members of the Corporate

Development Committee meets the independence requirements of the SEC and Nasdaq Listing Rules and has no material relationship with Aruba (including any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a director).
Charter: The Corporate Development Committee has adopted a written charter approved by the Board of Directors, which is available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page.
Compensation Committee Interlocks and Insider Participation
During fiscal 2013, Bernard Guidon and Willem P. Roelandts served as members of the Compensation Committee. In fiscal 2013, no interlocking relationship existed between any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K.
Process for Recommending Candidates for Election to the Board of Directors
The Corporate Governance and Nominating Committee is responsible for, among other things, determining the criteria for membership on the Board of Directors and recommending candidates for election to the Board of Directors. The Corporate Governance and Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors.
Stockholder Recommendations and Nominees
Stockholder recommendations for candidates to our Board of Directors must be directed in writing to our Corporate Secretary at the Company’s principal executive offices and must include, among other things, the candidate’s name, detailed biographical data and qualifications, home and business contact information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of the Company’s stock. There are no differences in the manner by which the Corporate Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or by our Board of Directors.
Director Qualifications
The Corporate Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board of Directors consistent with criteria established by the committee. The consideration of any candidate for director will be based on the Corporate Governance and Nominating Committee’s assessment of the individual’s background, experience, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board of Directors at that time. While the Corporate Governance and Nominating Committee has not established specific minimum qualifications for director candidates, the Corporate Governance and Nominating Committee believes that candidates and nominees should reflect a Board of Directors that is predominately independent and that is comprised of directors who (1) are of high integrity, (2) have broad, business-related knowledge and experience, (3) have qualifications that will increase the overall effectiveness of the Board of Directors, and (4) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating director candidates, the Corporate Governance and Nominating Committee values candidates who will contribute to the broad diversity of experience, professions, skills, viewpoints and backgrounds represented on the Board of Directors, but the committee does not have a formal policy with respect to diversity nor does it assign specific weights to particular criteria. As noted above, the Corporate Governance and Nominating Committee considers diversity to be a relevant consideration, among others, in the process of evaluating and identifying director candidates, and views diversity broadly to consider those attributes that it believes will constitute the Board of Directors best able to guide the Company and its strategic direction through a variety of backgrounds, viewpoints, professional experiences, skills, educational experiences and other such attributes.
Identification and Evaluation of Nominees for Directors
The Corporate Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Corporate Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Corporate Governance and Nominating Committee through stockholders, management, current members of the Board of Directors or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including but not limited to the use of third parties to review candidates.
Contacting the Board of Directors
Our Board of Directors welcomes the submission of any comments or concerns from Aruba's stockholders. Communications received will be reviewed by our Corporate Secretary and distributed to the Chairman of the Board of Directors or the other members of the Board of Directors as appropriate, depending on the facts and circumstances outlined in the communication received. If you wish to submit any comments or express any concerns to the Board of Directors, please send them to Board of Directors, Aruba Networks, Inc., Attention: Corporate Secretary, 1344 Crossman Avenue, Sunnyvale, California 94089.
EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of October 15, 2013:

Name	Age	Position(s)
Dominic P. Orr	62	President, Chief Executive Officer and Chairman of the Board of Directors
Michael M. Galvin	48	Chief Financial Officer
Keerti Melkote	43	Co-Founder, Chief Technology Officer and Director
Michael Kirby	59	Executive Vice President, Worldwide Sales
Dominic P. Orr. See biographical information set forth above under “Proposal One - Election of Directors.”
Michael M. Galvin has served as Aruba’s Chief Financial Officer since June 2011. Mr. Galvin had been serving since April 2011 as Aruba’s interim principal financial officer and interim principal accounting officer. Mr. Galvin previously served as Aruba’s Vice President, Finance from December 2008 to April 2011. From July 2005 to November 2008, Mr. Galvin served as Aruba’s Senior Director of Finance. Prior to joining Aruba, Mr. Galvin was Chief Financial Officer of StubHub, Inc., a privately held e-commerce company, from December 2004 to April 2005. From September 1996 to November 2004, Mr. Galvin held various finance positions at BEA Systems, Inc., a publicly traded enterprise software company, including Vice President of

Finance/Corporate Controller and Vice President of Finance for the Worldwide Services Organization. From June 1991 to July 1996, Mr. Galvin was an investment banker at Merrill Lynch & Co., Inc., a publicly traded financial services company, most recently as a Vice President. Mr. Galvin earned a B.A. from the University of Notre Dame and an M.B.A. from the University of California, Los Angeles.
Keerti Melkote. See biographical information set forth above under “Proposal One - Election of Directors.”
Michael Kirby has served as Aruba’s Executive Vice President, Worldwide Sales since June 2011. Mr. Kirby previously served as Aruba’s Vice President, Americas from August 2004 to June 2011. Prior to joining Aruba, Mr. Kirby held multiple sales management positions at Cisco Systems and Wang Laboratories. Mr. Kirby earned a B.A. from Temple University.
Our executive officers are appointed by, and serve at the discretion of, the Board of Directors. Each executive officer is a full-time employee.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Aruba's Executive Compensation Program at a Glance
Introduction	Named Executive Officers
This Compensation Discussion and Analysis section of our proxy statement describes our fiscal 2013 executive compensation program, including the decisions made by our Board of Directors and the Compensation Committee during the year, the processes and tools that they used to reach those decisions, and a discussion of the compensation earned by our “named executive officers” (that is, our CEO, our CFO and the two other most highly compensated executive officers in fiscal 2013), as presented in the section entitled “Executive Compensation Tables” below.

Our “Named Executive Officers” for fiscal year 2013 were:
•    Dominic P. Orr, President and Chief Executive Officer
•    Michael Galvin, Chief Financial Officer
•    Keerti Melkote, Chief Technology Officer
•    Michael Kirby, Executive Vice President, Worldwide Sales

Compensation Philosophy and Design Principles
Compensation Philosophy	Design Principles
Executive compensation should be designed to:
•    Attract, motivate and retain executives who contribute to the overall success of the Company by offering compensation packages that are competitive with those offered by other employers with which we compete for talent.
•    Align the financial interests of our executives with those of our stockholders by providing a mix of significant equity-based incentives and performance-based compensation.

This philosophy is reflected in the following design principles:
•    In addition to a competitive base salary, a substantial portion of our executives’ potential compensation is tied to a short-term incentive bonus plan that rewards corporate and individual achievement of challenging performance goals.
•    We attempt to balance the allocation of long-term and short-term incentive compensation, as well as cash and non-cash compensation, to reward our executives for short-term Company success as well as motivating these executives to achieve longer-term Company goals, such as sustained profitability. This compensation has historically taken the form of long-term equity awards to incentivize the creation of stockholder value.

Last Year’s “Say-on-Pay” Vote and Changes Made in Fiscal 2013
At our Annual Meeting of Stockholders for fiscal 2012, approximately 67% of the Votes Cast in the “say-on-pay” advisory vote were voted “FOR” approval of the compensation of our named executive officers. We are mindful of our stockholders’ opinions, as expressed through the “say-on-pay” advisory vote and otherwise. Accordingly, we carefully reviewed various aspects of our executive compensation structure and eliminated certain items to better align our executive compensation program with those of our compensation peer group.
By way of example, we made the following changes to our executive compensation program in fiscal 2013:
•    Elimination of advance payments for executive expenses, such as aircraft usage. (See page 40 for additional information).
•    Elimination of non-employee director consulting agreements. (See page 40 for additional information).
•    Elimination of large, “multi-year,” refresh equity awards for executives. (See page 40 for additional information).

Key Changes for Fiscal Year 2014
Looking ahead to fiscal 2014, we intend to make a number of additional changes to our executive compensation program. For example, during fiscal 2013 the Compensation Committee determined to modify our compensation peer group for fiscal 2014, whose compensation practices will be reviewed in developing and evaluating our executive compensation program. Previously, our compensation peer group consisted of the following companies:

• Aviat Networks*	• Ixia
• BigBand Networks*	• Juniper Networks*
• Brocade Communications Systems	• Meru Networks*
• Calix*	• NetApp*
• Ciena	• NETGEAR
• Digi International*	• Network Equipment Technologies*
• Echelon*	• Rackspace Hosting
• Extreme Networks	• RadiSys*
• F5 Networks	• Riverbed Technology
• Fortinet	• Silicon Graphics International*
• Infinera	• Sonus Networks*
• Internap Networks Services*	• Symmetricom*
* Will be omitted from 2014 compensation peer group.
Following the Compensation Committee’s review, analysis and determination to modify our compensation peer group, the new peer group will consist of the following companies for fiscal 2014:
• Brocade Communications Systems	• NETGEAR
• Cadence Design Systems†	• Nuance Communications†
• Ciena	• Palo Alto Networks†
• Extreme Networks	• Plantronics†
• F5 Networks	• Polycom†
• Fortinet	• Rackspace Hosting
• Infinera	• Riverbed Technology
• Informatica†	• Ubiquiti Networks†
• Ixia	• ViaSat†
• JDS Uniphase†
† New for 2014 compensation peer group.

Elements of Compensation
Element:	Variability:	Objective:	How Established:	Fiscal 2013 Changes / Outcome for NEOs:
Base salary (pages 40 to 41)	Fixed	Provide a competitive fixed component of compensation that, as part of a total compensation package, enables us to attract and retain top talent.	Reviewed against executive’s skill, experience and responsibilities, and for competitiveness against our compensation peer group.	No raises for any named executive officers in fiscal 2013.
Short-term incentive plan (pages 41 to 43)	Performance-based	Offer a variable compensation opportunity based upon the level of achievement of challenging corporate goals as well as individual performance during each period.	Target payouts set, in part, by measuring total compensation against our compensation peer group. Corporate performance target levels based on challenging operational goals.
Challenging operational goals achieved in 3 of 4 fiscal quarters. Q1/Q2 bonus paid at 100% and Q3/Q4 bonus paid at 90%. New equity grant awarded to Mr. Kirby for recognition of significant achievements.

Restricted stock unit awards (pages 44 to 45)	Value tied to stock price performance	Align long-term interests of management and stockholders and strengthen retention with four-year vesting provisions. Service-based awards offer some certainty and long-term retention value.
Target total value of awards set using market data (reviewed for competitiveness against our compensation peer group) and the executive's responsibilities, contributions and criticality to ongoing success. Additional service-based awards may be granted when necessary to remain competitive in the marketplace.
No new long-term equity awards made in fiscal 2013.
Benefit plans (page 46)	Primarily fixed	Provide competitive employee benefits. We do not view this as a significant component of our executive compensation program.	Reviewed for competitiveness against our compensation peer group.	No changes made.
Compensation Philosophy and Objectives
Our compensation philosophy is to attract, motivate and retain talented executives responsible for the success of the Company, which operates in an extremely competitive and rapidly changing part of the technology industry. With this in mind, we strive to design our executive compensation programs within the appropriate competitive framework and based on the achievement of our overall financial results and individual contributions by our executive officers. Within this overall philosophy, our objectives are to:

•
motivate our executive officers to achieve quantitative financial and non-financial objectives and create a meaningful link between achievement of these objectives and individual executive compensation;

•
align the financial interests of our executive officers with those of our stockholders by providing significant equity-based incentives, while carefully considering both stockholder dilution and stock-based compensation expense; and

•	offer a total compensation package that is comparable to other similarly sized public technology companies to attract and retain top talent.
The Compensation Committee guides our compensation philosophy and objectives. During all of fiscal 2013 and continuing into the current fiscal year, the compensation for our executive officers consists of two primary components: base salary and equity awards (including those earned through the executive bonus plan discussed below). The Compensation Committee uses the above-mentioned objectives as a guide in establishing the compensation programs, practices and packages offered to our executive officers and in assessing the proper allocation between long-term and short-term incentive compensation and cash and non-cash compensation.
Allocation Amongst Types of Compensation
The Compensation Committee does not have a pre-established policy or target for the allocation between long-term and short-term incentive compensation or between cash and non-cash compensation. The Compensation Committee considers the proper allocation between long-term and short-term incentives by considering the balance that is required to retain our executive officers and reward them for the short-term success of our business while appropriately motivating them to strive to achieve the Company’s longer-term goals, such as sustained profitability. We also consider the need to offer compensation packages that are comparable to those offered by companies competing with us for executive talent.
In allocating between cash and non-cash compensation, we informally weigh similar concerns. For example, in allocating between types of compensation, the Compensation Committee believes that cash compensation and generally available benefits (such as Section 401(k) plan participation and health benefits) should be competitive with the external job market, to allow the Company to attract and retain talent. The Compensation Committee grants equity awards in a manner intended to both be competitive with the job market and provide appropriate incentives to our executive officers. For this reason, we have sought to continue to set the base salaries of our executive officers around the middle of the market pay levels relative to our compensation peer group as indicated in the survey data discussed below, but we did not engage in any benchmarking or targeting of any levels of pay.
Throughout this Compensation Discussion and Analysis, the individuals who served as Chief Executive Officer and Chief Financial Officer during fiscal 2013, as well as the other individuals included in the “Fiscal 2013 Summary Compensation Table” on page 49 of this proxy statement, are referred to as the “named executive officers.” They are:
•Dominic P. Orr, our President and Chief Executive Officer (our "CEO"),
•Michael M. Galvin, our Chief Financial Officer,
•Keerti Melkote, our Chief Technology Officer, and
•Michael Kirby, our Executive Vice President, Worldwide Sales.
Role and Authority of the Compensation Committee
The Compensation Committee has the final decision-making authority with respect to the compensation of our executive officers. In fiscal 2013, the members of the Compensation Committee were directors Bernard Guidon and Willem P. Roelandts. Each of these individuals qualifies as (i) an “independent director” as defined in the Marketplace Rules of the NASDAQ Stock Market, (ii) a “non-employee director”

under Exchange Act Rule 16b-3, and (iii) an “outside director” under Section 162(m) of the Internal Revenue Code. The Compensation Committee has adopted a written charter approved by our Board of Directors, a copy of which is available on the Company’s website at www.arubanetworks.com in the Corporate Governance section of the Investor Relations page. The Compensation Committee reviews its charter annually, and it was most recently updated on June 12, 2013 to reflect the changes required by Rule 10c-1(b)(1).
The Compensation Committee carries out the responsibilities assigned to it by our Board of Directors, including responsibilities to: (i) oversee our compensation policies, plans and benefits programs; (ii) review and approve the compensation of our CEO and other executive officers; and (iii) administer our equity compensation and incentive plans. In reviewing and approving the executive compensation packages offered to our executive officers, the Compensation Committee is responsible for ensuring that such packages are consistent with our compensation philosophy.
In carrying out its responsibilities, the Compensation Committee from time to time engages outside consultants and/or consults with our Human Resources department as it determines to be appropriate. When the Compensation Committee determines it would be well served by outside consultants and advisors, prior to engaging such consultants and advisors, the Compensation Committee considers the independence of such advisors, including but not limited to the following factors, (i) the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser; (ii) the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser; (iii) the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Compensation Committee; (v) any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and (vi) any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company. In addition to using outside consultants as appropriate, the Compensation Committee considers comparative market data provided by management, the Compensation Committee members’ own experience and knowledge regarding compensation matters, and our general compensation philosophy and goals. The Compensation Committee also may obtain advice and assistance from internal or external legal, accounting or other advisers that it selects. For example, at the invitation of the Compensation Committee, one or more of the following individuals attended each of the eight Compensation Committee meetings during fiscal 2013: Dominic P. Orr, our CEO, Mr. Galvin, our Company’s Chief Financial Officer, Ms. Hahn, our General Counsel, or Aaron Bean, our Vice President, Human Resources. The Compensation Committee expects that it will continue to meet at least quarterly in fiscal 2014 to grant any equity awards outside the scope of the Equity Award Committee’s (discussed below) authority, review the Company’s equity award granting plans as recommended by management and to discuss pertinent compensation-related issues as necessary and appropriate. In addition, the Compensation Committee annually reviews the base salaries of our executive officers.
In fiscal 2010, the Board of Directors established the Equity Award Committee, consisting of our Chief Financial Officer and General Counsel (the “Equity Award Committee”), to which the Board of Directors delegated certain equity award granting authority.   The current members on the Equity Award Committee are Mr. Galvin and Ms. Hahn (our General Counsel). The Equity Award Committee has the authority to grant options to purchase shares of our common stock and restricted stock unit awards for shares of our common stock only with respect to new hires, discretionary bonuses and promotions for employees below the level of Vice President, and to consultants as compensation for services rendered, but only within certain pre-approved guidelines.
Role of Executive Officers in Compensation Decisions
The Compensation Committee on occasion meets with our CEO to obtain recommendations with respect to the compensation policies, practices and packages for our executive officers (other than himself). At least annually, the Compensation Committee considers, but is not bound by and does not always accept, his recommendations for the other executive officers. These meetings typically occur as part of the regularly scheduled Compensation Committee meeting.
During fiscal 2013, Ms. Hahn, the Company’s General Counsel, and/or Mr. Bean, the Company’s Vice President, Human Resources, regularly attended meetings of the Compensation Committee, but left the meetings as appropriate when matters of executive compensation were discussed. In addition, Mr. Orr and Mr. Galvin sometimes attended the Compensation Committee’s meetings, but left the meetings as appropriate when matters regarding their own compensation were discussed. The Compensation Committee discusses and makes decisions with respect to our CEO's compensation without him present.
Role of Stockholder Input in Setting Compensation
At our Annual Meeting of Stockholders in November 2012, we held a non-binding, advisory stockholder vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay” vote. Our stockholders approved the compensation of our named executive officers, with approximately 67% of the votes cast voted in favor of our most recent “say-on-pay” proposal.
We are mindful of our stockholders’ opinions, as expressed through the “say-on-pay” advisory vote and otherwise. Accordingly, we carefully reviewed various aspects of our executive compensation program and eliminated certain items for fiscal 2013 to better align our executive compensation program with those of our compensation peer group. For example, for fiscal 2013 we eliminated (1) advance payments for executive expenses, such as aircraft usage, (2) non-employee director consulting agreements and (3) large, “multi-year,” refresh equity awards for our executive officers.
Role of Compensation Consultant
From time to time, the Compensation Committee has engaged outside consultants to assist it in reviewing and analyzing our executive compensation program. In fiscal 2013, the Compensation Committee retained Compensia, Inc. as its outside compensation consultant to perform these services. Compensia reports directly to the Chair of the Compensation Committee and performs no other work for the Company.
Compensia generally attends all meetings of the Compensation Committee in which evaluations of the effectiveness of overall compensation policies and practices are conducted or in which the compensation for our executive officers is analyzed or approved. During fiscal 2013, Compensia’s duties included providing the Compensation Committee with relevant market and industry data and analysis, as well as preparing and reviewing materials for the Compensation Committee’s meetings. In fulfilling these duties, Compensia met, as needed and at the direction of the Compensation Committee, with our CEO, Chief Financial Officer and Vice President of Human Resources.
Compensia provided the Compensation Committee with a report covering various factors regarding potential conflicts of interests arising out of its work with the Compensation Committee. Based on the information contained in this report and its discussions with Compensia, the Compensation Committee determined that the work of Compensia during fiscal 2013 did not raise any conflicts of interest.

Market Data
Under the direction of the Compensation Committee, Compensia provided competitive market data to review our executive compensation programs for fiscal 2013, indentified trends in executive compensation and made recommendations as to appropriate levels of compensation for fiscal 2013. The Compensation Committee used its discretion in setting actual compensation levels, taking into consideration the recommendations and market data provided by Compensia as well as the other factors listed above in “Role and Authority of the Compensation Committee.”
In fiscal 2013, our management continued to engage Radford to provide data regarding base salary, bonus and equity awards for the group of peer companies identified below.  With the use of data from Radford as well as data from Compensia, management reviewed and made recommendations on compensation programs for employees at all levels, including our executive officers. Radford has provided similar services since fiscal 2007, and we expect to continue to use Radford’s services during fiscal 2014.  Aruba’s management considered this data (as well as data from Compensia) in making recommendations at the end of calendar year 2012 for executive officer base salaries for fiscal 2013.  Our management also uses the Radford and Compensia data as a tool in making recommendations to the Compensation Committee on compensation adjustments and new hire offers that are consistent with our compensation philosophy and goals.  Radford does not provide any additional services to the Company.  Although Radford does not provide services directly to the Compensation Committee, our management shares some of the comparative data it receives from Radford with the Compensation Committee for use in its decision-making. The Compensation Committee assessed the independence of Radford and concluded that its work has not raised any conflict of interest.
To compare our executive and general employee compensation program for fiscal 2013 to the market, Compensia surveyed technology companies and their published pay practices. The employers included in the survey are companies that have employees with similar experience and education levels to our employees. Also as part of the compensation review, Compensia, at the request of the Compensation Committee, analyzed compensation from the Radford Survey specific to the Network Products and Software Services categories for companies with between $500 million and $1 billion in annual revenue because those levels are similar to those of the Company. Specific attention was paid to those companies in the sample that are based in the San Francisco Bay Area/Silicon Valley where the Company’s headquarters are located. The companies in the compensation peer group reviewed by the Compensation Committee for fiscal 2013 did not change from fiscal 2012 and consisted of the following companies:

Aruba Networks Fiscal 2013 Compensation Peer Group:

• Aviat Networks*	• Ixia
• BigBand Networks*	• Juniper Networks*
• Brocade Communications Systems	• Meru Networks*
• Calix*	• NetApp*
• Ciena	• NETGEAR
• Digi International*	• Network Equipment Technologies*
• Echelon*	• Rackspace Hosting
• Extreme Networks	• RadiSys*
• F5 Networks	• Riverbed Technology
• Fortinet	• Silicon Graphics International*
• Infinera	• Sonus Networks*
• Internap Networks Services*	• Symmetricom*
* Will be omitted from 2014 compensation peer group.

To maintain competitiveness within the marketplace, the Compensation Committee considered data from this compensation peer group in determining the compensation for our executive officers, but in fiscal 2013 did not engage in any benchmarking or targeting of any levels of pay.
During fiscal 2013, the Compensation Committee further reviewed its peer group with Compensia and determined to modify the peer group for fiscal 2014 as follows:
Aruba Networks Fiscal 2014 Compensation Peer Group:

• Brocade Communications Systems	• NETGEAR
• Cadence Design Systems†	• Nuance Communications†
• Ciena	• Palo Alto Networks†
• Extreme Networks	• Plantronics†
• F5 Networks	• Polycom†
• Fortinet	• Rackspace Hosting
• Infinera	• Riverbed Technology
• Informatica†	• Ubiquiti Networks†
• Ixia	• ViaSat†
• JDS Uniphase†
† New for fiscal 2014 compensation peer group.

In modifying our peer group, the Compensation Committee removed companies from our 2013 compensation peer group that were acquired as well as others whose financial standing no longer met our peer selection criteria, such as revenue and market cap. To replace those companies and balance the remaining peer group companies, the Compensation Committee reviewed and evaluated a broad range of companies using an objective set of criteria, including industry, country and ownership status, and financial comparability, as well as additional refinement criteria such as revenue growth, profitability, valuation and headcount.

Components of Compensation
For fiscal 2013, the principal components of our executive compensation program were:

•	base salary;

•	performance-based, short-term equity incentive awards under our Executive Officer Bonus Plan (the “Bonus Plan”);

•	time-based equity awards, currently granted in the form of restricted stock unit awards;

•	severance and change in control protection;

•	retirement benefits provided under a Section 401(k) plan; and

•	generally available benefit programs.
The Compensation Committee selected these components because it believes each is necessary to help us attract and retain the executive talent on which our success depends. The full set of components also allows us to reward performance, retain executive talent, and provide continued incentives throughout the fiscal year, primarily through the vesting of equity awards.
During fiscal 2013, only one of our executive officers, Mr. Kirby, received an equity grant. Mr. Kirby does not participate in the Bonus Plan and in January 2013, a short-term equity grant of a restricted stock unit award was granted to Mr. Kirby in recognition of his sales achievements during fiscal 2012 prior to his promotion to Vice President, Worldwide Sales.
For fiscal 2014, the Compensation Committee intends to review its executive compensation practices. As part of this review, the Compensation Committee may determine to grant restricted stock unit awards, options to purchase shares of our common stock or a combination of options and restricted stock unit awards to our executive officers. The Compensation Committee believes that equity compensation will allow it to balance both long-term and short-term incentives to increase stockholder value and provides us with a strong retention tool. The base salary component provides recognition for the executive officer’s day-to-day efforts on behalf of the Company. Retirement benefits under our Section 401(k) plan and our generally available benefit programs allow us to offer benefits comparable to those offered in the marketplace.
The Compensation Committee generally reviews the entire executive compensation program (other than retirement benefits under the Section 401(k) plan and generally available benefit programs) on at least an annual basis. Any proposed severance or change in control protection is presented to the full Board of Directors for review and approval at least annually. However, the Compensation Committee at any time may review one or more components as necessary or appropriate to ensure such components remain competitive and appropriately designed to reward performance.
The Compensation Committee sets compensation packages for our executive officers and determines the use and relative weight of the various compensation components based on the industry knowledge of the members of the Compensation Committee and on management’s recommendations — which in turn were based on recommendations from the Compensation Committee's external compensation consultant (Compensia), survey data and management’s industry knowledge — as to compensation packages for our executive officers.
Changes in Compensation Structure
The Compensation Committee regularly reviews and evaluates our executive compensation program and assesses whether it is consistent with our overall compensation philosophy and objectives. In addition, we are mindful of our stockholders’ opinions, as expressed through the “say-on-pay” advisory vote and otherwise. Accordingly, after a careful review of various aspects of our executive compensation program, the Compensation Committee determined to make a series of changes for fiscal 2013 to better align our executive compensation structure with those of our compensation peer group.

By way of example, we made the following changes to our executive compensation program in fiscal 2013:

•
Elimination of advance payments for executive expenses, such as aircraft usage. In fiscal 2012, we provided our CEO with an RSU award intended to reimburse him for costs related to his anticipated use of corporate aircraft for the upcoming fiscal year. For fiscal 2013, we eliminated these types of “forward looking” reimbursements and none were granted in fiscal 2013.

•
Elimination of non-employee director consulting agreements. In fiscal 2012, we paid Mr. Guidon a consulting fee in the form of 5,690 RSUs for certain consulting services he had provided to the Company historically. For fiscal 2013, we terminated this consulting agreement with Mr. Guidon and have reviewed more carefully all arrangements with our directors that might impact director independence under not only Nasdaq listing standards and SEC rules, but under ISS guidelines as well.

•
Elimination of large, “multi-year,” refresh equity grants for executives. For example, in fiscal 2012, we granted our CEO 400,000 RSUs with a four-year vesting schedule in part because we had not granted him an award in fiscal 2011. The award refreshed the long-term equity incentive component of his compensation. Because the “Summary Compensation Table” requires that we include the grant date fair value of stock options and awards granted in a given year, rather than the value of the number of shares that vest within that year, this refresh equity grant had the effect of making Mr. Orr’s compensation appear larger in fiscal 2012 than it actually was. For fiscal 2013, we did not make any large, refresh grants to executives intended to cover multiple years of service, although we reserve the right to make future grants sufficient in size to satisfy our retention needs.

Looking ahead to fiscal 2014, we are proposing to make a number of additional changes to our compensation program. For example, the Compensation Committee determined to modify our peer group to better reflect the compensation levels, practices and programs offered by the broad range of companies with whom we compete for talent, and during fiscal 2014 we expect that the Compensation Committee will approve and recommend to our Board of Directors stock ownership guidelines for members of our Board of Directors and our CEO.
Executive Compensation Structure
Base Salary

Element:	Variability:	Objective:	How Established:	Fiscal 2013 Changes / Outcome for NEOs:
Base salary	Fixed	Provide a competitive fixed component of compensation that, as part of a total compensation package, enables us to attract and retain top talent.	Reviewed against executive’s skill, experience and responsibilities, and for competitiveness against our compensation peer group.	No raises for any named executive officers in fiscal 2013.
We provide base salaries to our executive officers to compensate them for services rendered on a day-to-day basis during the fiscal year.
During fiscal 2013, the Compensation Committee conducted a performance review process and reviewed the base salaries of the named executive officers. As part of this process, our CEO reviewed the performance of our executive officers (other than his own performance) and reported those findings to the Compensation Committee. In conducting his review, our CEO may take into account any specific items of performance he deems to be relevant. An executive officer’s personal performance typically is judged in part on whether the Company’s business objectives have been met, and each executive officer’s experience, skills, knowledge and responsibilities also are considered. Our CEO shares his performance assessment of each executive officer with the Compensation Committee prior to the Compensation Committee’s annual compensation review and determination and management, with input from the external consultant, makes recommendations to the Compensation Committee regarding base salaries.
The Compensation Committee does not apply specific formulas to determine base salary increases. There is no formal process in setting these budgets other than the annual business planning process. For newly hired executive officers, the Compensation Committee also considers the base salary of the individual at his or her prior employment and any unique personal circumstances that motivated the executive to leave that prior position and join Aruba.
During fiscal 2013, we did not make changes to the fiscal 2012 base salaries of our executive officers because the Compensation Committee continued to believe that the base salaries were appropriately set at a level that was consistent with the competitive market, although the Compensation Committee noted that during fiscal 2013 the middle range of peer group executive base pay that we target rose relative to the base salaries of our executive officers.

Name	Fiscal 2012 Base Salary (1)	Fiscal 2013 Base Salary	Year-Over-Year Percentage Increase
Dominic P. Orr	$400,000	$400,000	0%
Michael M. Galvin	$315,000	$315,000	0%
Keerti Melkote	$280,000	$280,000	0%
Michael Kirby	$315,000	$315,000	0%
(1) Represents base salary in effect at the end of fiscal 2012.
Variable Incentive Awards and other Bonuses

Element:	Variability:	Objective:	How Established:	Fiscal 2013 Changes / Outcome for NEOs:
Short-term incentive plan	Performance-based	Offer a variable compensation opportunity based upon the level of achievement of challenging corporate goals as well as individual performance during each period.	Target payouts set, in part, by measuring total compensation against our compensation peer group. Corporate performance target levels based on challenging operational goals.
Challenging operational goals achieved in 3 of 4 fiscal quarters. Q1/Q2 bonus paid at 100% and Q3/Q4 bonus paid at 90%. New equity grant awarded to Mr. Kirby for recognition of significant achievements.

The Bonus Plan offers our executive officers the opportunity to earn bonuses based on the Company’s achievement of key financial and strategic performance targets as well as individual performance during each performance period. The Bonus Plan consists of two performance periods per fiscal year. Each performance period lasts for two consecutive fiscal quarters, and a new performance period will begin on the first day of the first and third fiscal quarters. Each executive officer is assigned a target bonus opportunity, set as a percentage of his base salary, for each performance period (see the table below for each named executive officer’s target bonus opportunity in fiscal 2013). Target bonus opportunities are determined so as to be in the general range of the middle of the competitive market. An executive officer may earn more or less than his target bonus opportunity based on the extent to which achievement of the specified performance goals result in the funding of a bonus pool. If Company performance results in the bonus pool being funded at 100% of target levels, the Bonus Plan participants will be eligible to receive bonuses at their target levels, although the Compensation Committee has discretion to make exceptions and grant bonuses even when the Company performance targets have not been fully achieved.

Each fiscal year, management develops and our Board of Directors, after discussion and review, approves an operating plan designed to encourage the growth and development of the Company. The operating plan is intentionally challenging and expected to be achieved by management and the Company as a whole only with significant effort and skill. Because the Bonus Plan’s performance goals and target levels are set by the Compensation Committee based on the Company’s operating plan, the difficulty in achieving the performance goals at the target levels reflects the inherent difficulty in achieving the goals and objectives set forth in the operating plan. Our Board of Directors expects that management will need to perform at high levels and expend significant effort and skill to achieve target level performance under the Bonus Plan.
Consistent with the Company’s operating plan, the performance measures used for purposes of the Bonus Plan are revenue and operating income. Under the Bonus Plan, the funding of a bonus pool is based upon the extent to which the Company meets or exceeds the revenue and operating income target levels for the performance period that are set by our Board of Directors at the start of the fiscal year. For the bonus pool to be funded, the operating income target for the performance period must be met in full and the revenue target for the performance period must be met at a level of at least 97.5%, subject to the Compensation Committee’s discretion to make grants even if the target performance level has not been fully achieved. If these minimum targets are achieved, the bonus pool for the performance period will be funded at the same percentage of achievement of the revenue target, up to a maximum funding level of 110%. For example, if the operating income target is met and 105% of the revenue target is met, then the bonus pool will be funded at a level of 105% of the target amounts of all participants in the Bonus Plan for the performance period. As a result, each participant would be eligible to receive a bonus valued at 105% of his target bonus opportunity for the performance period.
An executive officer must be an employee in good standing to participate in the Bonus Plan. If an executive officer’s employment begins during a performance period that has already begun, he or she will be eligible to receive a pro-rata bonus if he or she is employed by the Company for at least one full fiscal quarter during the performance period, and subject to the other terms and conditions of the Bonus Plan.
Bonuses under the Bonus Plan are paid in the form of restricted stock unit awards for share of our common stock granted under the Company’s 2007 Equity Incentive Plan, as amended (the “2007 Equity Incentive Plan”). Bonuses are paid in the form of equity because they have immediate value upon vesting. The actual number of shares of our common stock subject to a restricted stock unit award for a participant is calculated based on the dollar value of the bonus awarded to such participant divided by the closing price of our common stock on the date of grant. Restricted stock unit awards granted pursuant to the Bonus Plan are immediately vested at the time of grant.
The Compensation Committee retains discretion to increase or decrease (including to zero) the amount of the bonus pool that is funded, the bonus target percentages or bonus target amounts for each participant, and the number of shares of our common stock subject to restricted stock unit awards to be granted as a bonus award.
As of the end of fiscal 2013, the target and maximum (based on bonus pool funding limits) bonus opportunities as a percentage of base salary for fiscal 2013 for each of the named executive officers were as follows:

Executive Officer	Target Bonus as a Percentage of Base Pay	Target Bonus Amount for FY13	Maximum Bonus as a Percentage of Base Pay	Maximum Bonus Amount for FY13
Dominic P. Orr	150%	$600,000	165.0%	$660,000
Michael M. Galvin	75%	$236,250	82.5%	$259,875
Keerti Melkote	75%	$210,000	82.5%	$231,000
For the first performance period in fiscal 2013, the Company’s financial targets were $299.0 million of revenue and $62.8 million of operating income, and the actual results were $299.8 million of revenue and $65.0 million of operating income. For the second performance period in fiscal 2013, the Company’s financial targets were $331.0 million of revenue and $70.8 million of operating income, and the actual results were $300.2 million of revenue and $46.7 million of operating income.
Because the Company achieved both its revenue and operating income target levels for the first performance period in fiscal 2013, the following bonuses were paid (in the form of restricted stock unit awards) to the named executive officers under the Bonus Plan:

Executive Officer	Target Bonus Amount for First Performance Period of FY13	Maximum Bonus Amount for First Performance Period of FY13	Value of RSUs Actually Awarded for First Performance Period of FY13 (1)
Dominic P. Orr	$300,000	$330,000	$250,007
Michael M. Galvin	$118,125	$129,938	$118,115
Keerti Melkote	$105,000	$115,500	$105,009
(1) Value of RSUs Actually Awarded may differ from the percentage of the target approved due to (1) fact that awards are paid in the form of RSUs and/or (2) Compensation Committee may exercise its discretion to increase or decrease individual awards in its sole discretion.

Although the Company did not achieve its revenue and operating income target levels for the second performance period in fiscal 2013, the Compensation Committee determined to fund bonuses to the participating named executive officers for the second performance period for the following reasons: (1) the Compensation Committee recognized that the unexpectedly mixed macroeconomic climate during the third quarter of fiscal 2013 rendered unachievable the original target revenue and operating income goals for that performance period, (2) during fiscal 2013, the middle range of peer group executive base pay that we target rose, but we did not commensurately increase our executives' base salaries for fiscal 2013, (3) we did not grant any long-term "refresh" equity awards to our executive officers during fiscal 2013, (4) the Compensation Committee desired to maintain the same bonus funding levels for executives as for other employees for the same performance period, and (5) the Compensation Committee believed that payment of such bonuses was necessary for retention purpose. Accordingly, for the second performance period in fiscal 2013 the following bonuses were paid (in the form of restricted stock unit awards) to the named executive officers under the Bonus Plan:

Executive Officer	Target Bonus Amount for Second Performance Period of FY13	Maximum Bonus Amount for Second Performance Period of FY13	Value of RSUs Actually Awarded for Second Performance Period of FY13 (1)
Dominic P. Orr	$300,000	$330,000	$270,010
Michael M. Galvin	$118,125	$129,938	$80,007
Keerti Melkote	$105,000	$115,500	$94,516
(1) Value of RSUs Actually Awarded may differ from the percentage of the target approved due to (1) fact that awards are paid in the form of RSUs and/or (2) Compensation Committee may exercise its discretion to increase or decrease individual awards in its sole discretion.

Sales Commission Plan for Mr. Kirby
Mr. Kirby, the Company’s Executive Vice President, Worldwide Sales, did not participate in the Bonus Plan for fiscal 2013 as he was eligible for a commission plan based on the achievement of revenue and bookings quotas tied to the Company's worldwide sales.  Because much of Mr. Kirby’s responsibilities are focused on sales, the Compensation Committee determined that it would be more appropriate for Mr. Kirby to participate in a sales commission plan rather than the Bonus Plan.  For fiscal 2013, Mr. Kirby’s annual revenue quota was $664,950,000 and his bookings quota was $715,000,000.  At target, Mr. Kirby was eligible to receive $385,000 in commissions and would earn 50% of target at attainment of 50% of his quota and 200% of target at attainment of 150% and above of his quotas.  In fiscal 2013, Mr. Kirby achieved 96% of his revenue quota and 90% of his bookings quota and, thus, received commissions totaling $369,600. In addition, Mr. Kirby received a restricted stock unit award in January 2013 in recognition of his sales achievements during fiscal 2012 prior to his promotion to Executive Vice President, Worldwide Sales.

Long-Term, Equity-Based Incentive Awards

Element:	Variability:	Objective:	How Established:	Fiscal 2013 Changes / Outcome for NEOs:
Restricted stock unit awards	Value tied to stock price performance	Align long-term interests of management and stockholders and strengthen retention with four-year vesting provisions. Service-based awards offer some certainty and long-term retention value.
Target total value of annual awards set using market data (reviewed for competitiveness against our compensation peer group) and the executive's responsibilities, contributions and criticality to ongoing success. Additional service-based awards may be granted when necessary to remain competitive in the marketplace.
No new long-term equity awards made in fiscal 2013.
We use long-term incentive compensation in the form of equity awards to align the interests of our executive officers with those of our stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Equity awards also function as an important retention tool.
With respect to the equity awards for our executive officers, management (including our CEO and the Vice President of Human Resources) makes recommendations to the Compensation Committee based on our grant guidelines and the executive officer’s previous awards. The grant guidelines assist the Company in keeping its equity awards within the budgeted grant pool approved by the Compensation Committee, and thereby efficiently managing its available equity pool and its overhang.
The Compensation Committee determines the size of each executive officer’s equity award based on such executive officer’s position within the Company and seeks to set a level that will create a meaningful opportunity for stock ownership. In addition, in determining the size of an executive officer’s equity award, the Compensation Committee takes into account an individual’s recent performance, as described above. Although the Compensation Committee has not formalized the process by which it takes an individual’s performance into account, it may do so in the future. In addition, our CEO annually reviews the performance of each of our other executive officers. He may take into account any specific factors that he deems relevant. As described above, an executive officer’s personal performance typically is judged in part on whether the Company’s business objectives have been met, and each executive officer’s experience, skills, knowledge and responsibilities are also considered. Our CEO shares his performance assessment of each executive officer with the Compensation Committee prior to the Compensation Committee’s annual compensation review and determination. In establishing actual compensation, the Compensation Committee may take into account such performance assessment, which addresses both financial and non-financial objectives, other individual factors such as an executive officer’s tenure with the Company, his or her individual performance over a given year and competitive market data for his or her position.
In reviewing and analyzing the appropriate type and amount of equity awards to be granted, the Compensation Committee also reviews the following factors:

•	the number of shares of our common stock subject to awards granted to an individual in a given role or position;

•
the number of shares of our common stock owned, and the number of shares of our common stock subject to equity awards granted by role or position as a percentage of total shares owned, option shares granted, shares of restricted stock granted and shares subject to restricted stock unit awards granted or outstanding as a percentage of total common stock outstanding; and

•	the individual’s vested and unvested equity positions.
The Compensation Committee views these factors as the main motivators to retain and attract key management talent. On a total Company basis, when appropriate, the Compensation Committee also analyzes:

•	the number of shares of our common stock used by us during the year with respect to new equity awards (i.e., burn rates);

•	the number of shares of our common stock subject to outstanding equity awards relative to the total number of shares issued and outstanding (i.e., issued equity overhang); and

•
the number of shares of our common stock subject to outstanding equity awards and available for future awards relative to the total number of shares issued and outstanding (i.e., total equity overhang).

The Compensation Committee believes that analyzing the above factors allows it to assess whether granting additional awards to our executive officers is prudent based on the pool of shares of our common stock that the Company has available for awards to all of its service providers and to take into consideration the impact on the dilution of stockholder interests and the Company’s overhang.
After taking into account the factors described above, and subject to the paragraph below, the Compensation Committee did not grant any long-term equity awards to the named executive officers in fiscal 2013.
Equity Award Grant Policy
We have a policy pursuant to which equity awards are approved in advance of a future effective grant date, which remains in use. Under this policy, on the second Monday of each month, management submits its recommendations for employee equity awards to the Equity Award Committee (or the Compensation Committee with respect to awards to our executive officers or awards that are otherwise outside the scope of the Equity Award Committee’s authority) and, if such equity awards are approved by the Equity Award Committee or the Compensation Committee, as applicable, such equity awards will be granted effective as of the second Friday of the month. If the second Friday of the month precedes the second Monday of the month, then equity awards will be granted effective as of the third Friday of the month. It is our policy to not time equity award grants in relation to the release of material non-public information and it is the intent of this policy to specify the timing of effectiveness of equity awards granted thereunder to avoid such timing. We follow this grant policy as a best practice approach recommended by outside legal counsel to ensure all equity awards comply with laws and regulations. All options to purchase shares of our common stock granted to our executive officers have a per share exercise price equal to the fair market value of our common stock on the grant date.

Perquisites and Other Compensation

Element:	Variability:	Objective:	How Established:	Fiscal 2013 Changes / Outcome for NEOs:
Benefit plans	Primarily fixed	Provide competitive employee benefits. We do not view this as a significant component of our executive compensation program.	Reviewed for competitiveness against our compensation peer group.	No changes.
We make only nominal use of perquisites and other personal benefits in compensating our executive officers. In fiscal 2013, the named executive officers (other than our CEO) were eligible to participate in our employee stock purchase plan. Mr. Orr, our CEO, was ineligible to participate in our employee stock purchase plan because the terms of the plan do not permit employees with ownership interests in the Company above certain levels to participate. In addition, the named executive officers were eligible to participate in the health and welfare programs that are generally available to our other employees, including medical, dental, vision, life, short-term and long-term disability, employee assistance, flexible spending, and accidental death & dismemberment.
We also maintain a tax-qualified Section 401(k) plan, which is broadly available to our general US-based employee population. Under the Section 401(k) plan, all Company employees are eligible to participate and there is no Company matching contribution associated with this benefit. We do not provide defined benefit pension plans or defined contribution retirement plans to our executive officers or other employees other than (i) the Section 401(k) plan or (ii) as required in certain countries other than the United States for legal or competitive reasons.
The Section 401(k) plan and other generally available benefit programs allow us to remain competitive, and we believe that the availability of such benefit programs enhances employee loyalty and productivity. The benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial protection for retirement and enhanced health and productivity. These benefit programs typically do not factor into the decisions regarding the direct compensation components for our executive officers.
Stock Ownership Guidelines
At this time, our Board of Directors has not adopted stock ownership guidelines with respect to the named executive officers, the directors, or otherwise. However, the Compensation Committee has evaluated proposed stock ownership guidelines for members of our Board of Directors and CEO, and we expect that proposal to be recommended to our Board of Directors for adoption during fiscal 2014.
Anti-Hedging Policy
We have an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to our common stock. In addition, each named executive officer has previously entered into a Rule 10b5-1 trading plan.
Compensation Recovery Policy
At this time, we have not implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement. The Compensation Committee intends to revisit the issue after the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Severance and Change of Control Protection

We provide post-employment compensation in the form of cash severance, reimbursement of premiums paid to continue participation in the Company’s health plans, and certain acceleration of outstanding equity awards if an executive officer’s employment is terminated under certain conditions, including a termination without cause or for good reason following a change in control of the Company.
In March 2010, the Compensation Committee approved certain severance and change of control protections for our executive officers. In September 2011, the Compensation Committee memorialized the arrangements in a Change of Control Severance Policy for Officers and Directors (the “Change of Control Severance Policy”). The Change of Control Severance Policy provides that if there is a change in control of the Company and an executive officer’s employment terminates as a result of an involuntary termination without cause within 12 months following such change of control, then the executive officer will receive various benefits. First, 50% of the then-unvested shares subject to such executive officer’s then-outstanding equity awards will immediately vest and, in the case of options and stock appreciation rights, shall become exercisable. Second, subject to certain conditions, such executive officer will receive a lump sum severance payment equal to a percentage of his or her annual base salary as in effect immediately prior to their termination date. The CEO receives 100% of his or her annual base salary while our other executive officers receive 50% of their annual base salary. Third, subject to certain conditions, the Company will pay, for a limited time, the cost of COBRA to continue the health coverage for such executive officers. The CEO receives 12 months of coverage and our other executive officers receive 6 months of coverage.
The Change of Control Severance Policy has a non-duplication of benefits provision. As such, if an executive officer is entitled to benefits other than through the Change of Control Severance Policy, the executive officer’s benefits under the Change of Control Severance Policy will be reduced by the value of the benefits that the executive officer receives otherwise than through the Change of Control Severance Policy.
It is expected that Aruba from time to time will consider the possibility of an acquisition by another company or other change of control. In setting the terms of the acceleration of equity awards, we recognize that such consideration may be a distraction to executive officers and may cause executive officers to consider alternative employment. We also recognize that our named executive officers might not be retained in comparable positions by a large acquirer, and so the benefit of the equity award incentives provided to them might otherwise be forfeited upon a termination of employment by an acquirer. As a result, we believe it is imperative to provide our executives with severance benefits upon their termination of employment following a change of control to (i) secure their continued dedication and objectivity, notwithstanding the possibility, threat or occurrence of a change of control, (ii) provide such individuals with an incentive to continue employment and motivate them to maximize the value of Aruba upon a change of control for the benefit of its stockholders, and (iii) provide such individuals with enhanced financial security. Further, we felt that these levels of acceleration were necessary to recruit these individuals to their positions and retain them.
The Change of Control Severance Policy is designed to meet these objectives and reflects what the Compensation Committee believes to be the industry standard for change of control and severance agreements used to attract and retain key executives. The Compensation Committee reviews our change of control and severance policies from time to time, and may make changes as circumstances merit.
As described in further detail in the section “Potential Payments Upon Termination or Change of Control” below, Mr. Orr is eligible for additional severance protection not tied to a change of control. Mr. Orr’s employment agreement provides for acceleration of vesting of his outstanding awards in connection with a termination by the Company without cause or his resignation for good reason even without a change of control. This arrangement was necessary to recruit Mr. Orr and negotiated during the hiring process.
Tax and Accounting Considerations

In its review of our executive compensation program for fiscal 2013, the Compensation Committee considered, but did not place great emphasis on, the anticipated tax and accounting treatment of our compensation programs and payments on us or our executive officers. While we may consider tax and accounting treatment in the future, these factors alone are not dispositive. Among other factors that receive greater consideration are the net costs to us and our ability to effectively administer executive compensation in the short-term and long-term interests of stockholders under a proposed compensation arrangement.
Deduction Limit
Section 162(m) of the Internal Revenue Code limits the amount that we may deduct in any taxable year for compensation paid to our CEO and to certain of our executive officers to $1 million per person, unless certain exemption requirements are met. The Compensation Committee is aware of this limitation and has decided that it is not appropriate at this time to limit the Company’s discretion to design the compensation packages payable to our executive officers to comply with this deduction limit.
Nonqualified Deferred Compensation
Section 409A of the Internal Revenue Code imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A does apply to certain severance arrangements and equity awards. Consequently, to assist in avoiding additional tax under Section 409A, in December 2008 we amended certain of the severance arrangements described above and we structure our equity awards in a manner intended to either avoid the application of Section 409A or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.
Accounting for Stock-Based Compensation
We account for stock-based awards in accordance with the requirements of ASC Topic 718. Restricted stock unit awards are more attractive from an accounting perspective than they were under the accounting rules previously in place. The Compensation Committee took this into consideration when it decided that its fiscal 2012 equity compensation program would consist solely of restricted stock unit awards to all levels of employees on a going-forward basis, including the named executive officers.
Compensation and Risk Assessment
The Compensation Committee has assessed the risks associated with the Company’s compensation policies and practices for all employees and, based on its assessment, does not believe that such compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that Aruba specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted by the members of the Compensation Committee of the Board of Directors:
Willem P. Roelandts (Chairman)
Bernard Guidon

Fiscal 2013 Summary Compensation Table
The following table presents information concerning the compensation earned for the fiscal years ended July 31, 2013, 2012, and 2011, by (i) our principal executive officer, (ii) our principal financial officer, (iii) our other most highly compensated executive officers, other than our principal executive officer and principal financial officer, who were serving as executive officers at the end of fiscal 2013 (collectively, our “named executive officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Dominic P. Orr	2013	400,000	—	250,007(3)	—	—	540(4)	650,547
President, Chief Executive Officer and Chairman of the Board of Directors	2012	400,000	—	6,486,459(5)	2,030,400	—	—	8,916,859
	2011	400,000	—	525,001(6)	—	—	8,428(7)	933,429
Michael M. Galvin	2013	315,000	—	118,115(3)	—	—	540(4)	433,655
Chief Financial Officer	2012	315,000	13,407	5,695,370(5)	—	—	—	6,023,777
	2011	267,917(8)	—	912,121(6)	—	—	—	1,180,038
Keerti Melkote	2013	280,000	—	105,009(3)	—	—	540(4)	385,549
Co-Founder, Chief Technology Officer and Director	2012	280,000	—	2,060,986(5)	—	—	—	2,340,986
	2011	280,000	—	181,988(6)	—	—	—	461,988
Michael Kirby(9)	2013	315,000	—	451,400(10)	—	369,600(11)	540(4)	1,136,540
Executive Vice President, Worldwide Sales	2012	298,750	—	5,918,072(12)	—	361,742(11)	63,920(13)	6,642,484

_______________________________

(1)
Reflects the grant date fair value of each equity award granted in fiscal 2013, 2012 and 2011 computed in accordance with ASC Topic 718. A discussion of the valuation assumptions used for purposes of calculating the grant date fair values is included in Note 10 to our consolidated financial statements which are included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2013, filed with the SEC on September 24, 2013. These amounts do not purport to reflect the value that will be recognized by the named executive officers upon sale of the underlying securities. Additional information regarding outstanding equity awards can be found in the Outstanding Equity Awards at Fiscal 2013 Year-End Table.

(2)	Except as otherwise noted, includes stock awards under our executive officer bonus plan ("Bonus Plan") for the fiscal year in which such stock awards were granted.

(3)
Reflects stock awards earned under our Bonus Plan with respect to the first performance period in fiscal 2013. Stock awards earned under our Bonus Plan with respect to the second performance period in fiscal 2013 were granted in the first quarter of fiscal 2014 and, therefore, will be disclosed in next year's Summary Compensation Table as compensation for fiscal 2014. Please see the Grants of Plan-Based Awards in Fiscal 2013 Table for more information on the stock awards earned with respect to the second performance period in fiscal 2013.

(4)	Represents the dollar value of the premium paid by the Company for life insurance for the benefit of the named executive officer.

(5)
Includes stock awards earned under our Bonus Plan with respect to the second performance period in fiscal 2011 as follows: Mr. Orr ($275,006); Mr. Galvin ($96,141); Mr. Melkote ($115,501). There were no stock awards earned with respect to the first and second performance periods in fiscal 2012.

(6)
Includes stock awards earned under our Bonus Plan with respect to the second performance period in fiscal 2010 and the first performance period in fiscal 2011 as follows: Mr. Orr (fiscal 2010: $275,003; fiscal 2011: $249,998); Mr. Galvin (fiscal 2010: $64,625; fiscal 2011: $77,099); Mr. Melkote (fiscal 2010: $77,003; fiscal 2011: $104,985).

(7)	Mr. Orr received a reimbursement for unused amounts under his health care flexible spending account and a gross-up for the payment of taxes with respect to such reimbursement.

(8)
Mr. Galvin’s fiscal 2011 base salary includes a retroactive payment in the amount of $16,250 related to the increase in his salary effective April 1, 2011. This retroactive payment was paid to Mr. Galvin in fiscal 2012.

(9)	Mr. Kirby was appointed as an executive officer on June 7, 2012. Accordingly, only information beginning with fiscal 2012 is provided with respect to Mr. Kirby.

(10)
Mr. Kirby did not participate in the Bonus Plan for fiscal 2013. He received a short-term equity grant of restricted stock unit awards in recognition of his sales achievements prior to his fiscal 2012 promotion to Vice President, Worldwide Sales.

(11)    Represents sales commissions received pursuant to Mr. Kirby’s sales incentive plan.
(12) Reflects long-term equity plan awards granted to Mr. Kirby in fiscal 2012. Mr. Kirby does not participate in our Bonus Plan.

(13)
Mr. Kirby received a payment in fiscal 2012 of $45,000 to reimburse him for the costs associated with leasing a car that was used for Company business, as well as an additional payment of $18,920 to cover the taxes associated with such reimbursement payment.

Grants of Plan-Based Awards in Fiscal 2013 Table
The following table presents information concerning each grant of an award made to a named executive officer in fiscal 2013 under any plan.

Name	Grant Date	Estimated Possible Payouts Under Equity Incentive Plan Awards(1)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
		Threshold ($)	Target ($)	Maximum ($)
Dominic P. Orr	—	—	600,000	660,000	—	—	—	—
Michael M. Galvin	—	—	236,250	259,875	—	—	—	—
Keerti Melkote	—	—	210,000	231,000	—	—	—	—
Michael Kirby	1/11/2013	—	—	—	20,000	—	—	451,400
_________________________

(1)
Reflects the dollar value of “target” and “maximum” bonus levels for fiscal 2013 under our executive officer bonus plan, which provides for awards of restricted stock units based on the achievement of corporate performance objectives. The amounts range from zero (if the minimum level for financial performance is not achieved) to a cap based on a certain percentage of the individual named executive officer’s bonus target. The number of shares of our common stock subject to a restricted stock unit award is determined based on the dollar value attributable to the named executive officer’s bonus for a given performance period, divided by the closing price per share of our common stock on the NASDAQ Global Market on the date of grant. The executive officer bonus plan is described more fully above in “Compensation Discussion and Analysis — Base Salary and Variable Incentive Awards — Variable Incentive Awards, Commissions, and Other Bonuses.”

(2)
The following restricted stock unit awards were earned under our Bonus Plan for the first performance period in fiscal 2013 and granted on March 15, 2013: Mr. Orr (9,709 restricted stock units with a grant date fair value of $250,007); Mr. Galvin (4,587 restricted stock units with a grant date fair value of $118,115); Mr. Melkote (4,078 restricted stock units with a grant date fair value of $105,009). The following restricted stock units were earned under our Bonus Plan for the second performance period in fiscal 2013 and granted in fiscal 2014: Mr. Orr (15,298 restricted stock units with a grant date fair value of $270,010); Mr. Galvin (4,533 restricted stock units with a grant date fair value of $80,007); Mr. Melkote (5,355 restricted stock units with a grant date fair value of $94,516). Because stock awards earned under our Bonus Plan with respect to the second performance period in fiscal 2013 were granted in the first quarter of fiscal 2014, such awards will be disclosed in next year's Summary Compensation Table as compensation for fiscal 2014.

(3)
Reflects the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2013, filed with the SEC on September 24, 2013. These amounts do not purport to reflect the actual value that will be recognized by the named executive officers upon sale of the underlying securities.

Outstanding Equity Awards at Fiscal 2013 Year-End Table
The following table presents information concerning outstanding unexercised options to purchase shares of our common stock and unvested restricted stock unit awards for each named executive officer as of July 31, 2013.

	Option Awards					Stock Awards
		Number of Securities				Number of Shares or Units of	Market Value of Shares or Units
		Underlying Unexercised		Option	Option	Stock That	of Stock That
		Options (#)		Exercise	Expiration	Have Not	Have Not
Name	Grant Date(1)	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)(2)
Dominic P. Orr	4/18/2006(3)	4,569,443	—	2.25	4/17/2016	—	—
	6/12/2009	600,000	—	7.58	6/11/2016	—	—
	10/14/2011(4)	65,625	84,375	24.53	10/13/2018	—	—
	7/13/2012(5)	—	—	—	—	300,000	5,334,000
Michael M. Galvin	12/12/2008	23,333	—	2.17	12/11/2015	—	—
	3/17/2009	18,472	—	2.91	3/16/2016	—	—
	11/13/2009	2,083	4,167	9.43	11/12/2016	—	—
	1/14/2011(6)	—	—	—	—	15,000	266,700
	10/14/2011(7)	—	—	—	—	69,302	1,232,190
	10/14/2011(8)	—	—	—	—	28,125	500,063
	7/13/2012(5)	—	—	—	—	56,250	1,000,125
Keerti Melkote	12/12/2008	11,000	—	2.17	12/11/2015	—	—
	6/12/2009	178,000	—	7.58	6/11/2016	—	—
	7/13/2012(5)	—	—	—	—	112,500	2,000,250
Michael Kirby	9/16/2011(9)	—	—	—	—	72,674	1,292,144
	10/14/2011(8)	—	—	—	—	28,125	500,063
	4/13/2012(10)	—	—	—	—	3,600	64,008
	7/13/2012(5)	—	—	—	—	56,250	1,000,125
	1/11/2013(11)	—	—	—	—	20,000	355,600
_______________________

(1)
Unless otherwise indicated, all options granted to our named executive officers were granted under the 2007 Equity Incentive Plan and vest over a four-year period, at a rate of 1/4th upon the first anniversary of the grant date and then at a rate of 1/48th per month thereafter.

(2)
Market value of shares or units of stock that have not vested was computed by multiplying $17.78, the closing price on the Nasdaq Global Market of common stock on July 31, 2013, by the number of shares or units of stock.

(3)	Option was granted under the 2002 Stock Plan.
(4)    Options vest 1/48th per month over a four-year period.

(5)	Restricted stock units vest over a four-year period, at a rate of 1/16th per quarter beginning September 15, 2012.

(6)	Restricted stock units vest over a four-year period, at a rate of 1/4th per year beginning March 15, 2011.

(7)	Restricted stock units vest over a four-year period, at a rate of 1/4th per year beginning on March 15, 2012.

(8)	Restricted stock units vest over a four-year period, at a rate of 1/4th per year beginning on June 15, 2012.

(9)	Restricted stock units vest over a four-year period, at a rate of 1/16th per quarter beginning June 15, 2012.
(10) Restricted stock units vest over a two-year period, at a rate of 1/8th per quarter from March 15, 2012.

(11)	Restricted stock units vested in full on 8/15/2013.

Fiscal 2013 Option Exercises and Stock Vested Table
The following table presents certain information regarding the number of shares acquired and the value realized by each named executive officer during fiscal 2013, upon the exercise of stock options and the vesting of stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Dominic P. Orr	160,000	3,360,428	179,709	3,811,989
Michael M. Galvin	12,500	127,431	77,989	1,816,820
Keerti Melkote	115,000	1,868,690	41,578	887,395
Michael Kirby	360,000	3,682,725	97,387	1,849,059
___________________________

(1)	Reflects the difference between the fair market value of the Company’s common stock at the time of exercise and the exercise price of the option.

(2)	Reflects the fair market value of the Company’s common stock on the vesting date of the restricted stock unit.
Potential Payments upon Termination or Change of Control
Termination or Change of Control Arrangements
The Change of Control Severance Policy provides that if there is a change in control of the Company and an executive officer’s employment terminates as a result of an involuntary termination without cause within 12 months following such change in control, then the executive officer will receive various payments and benefits.

•
First, 50% of the then-unvested shares of our common stock subject to such executive officer’s then-outstanding equity awards will immediately vest and, in the case of options and stock appreciation rights, shall become exercisable.

•
Second, subject to certain conditions such as signing and not revoking a release of claims, such executive officer will receive a lump sum severance payment in cash equal to a percentage of his or her annual base salary as in effect immediately prior to their termination date. Our CEO receives 100% of his or her annual base salary while our other executive officers receive 50% of their annual base salary.

•
Third, subject to certain conditions, the Company will pay, for a limited time, the cost of COBRA to continue the health coverage for such executive officers. The CEO receives 12 months of coverage and our other executive officers receive six months of coverage.

The Change of Control Severance Policy supersedes the prior severance and change of control arrangements for our executive officers that were triggered by a change in control of the Company. Mr. Orr also has a severance arrangement that is not related to a change of control, however pursuant to his employment agreement. This additional arrangement was necessary to recruit Mr. Orr and was negotiated at arms length in connection with his joining the Company.
Mr. Orr entered into his employment agreement with the Company in April 2006, which was subsequently amended in December 2008 and March 2010. With respect to severance arrangements not tied to a change of control, Mr. Orr’s employment agreement provides that if his employment is terminated by the Company without “cause” or he resigns for “good reason,” and he signs and does not revoke a release of claims against the Company, he will receive acceleration of his then-outstanding and unvested equity awards in an amount equal to the number of shares of our common stock that would have vested over the six-month period immediately following his termination of employment.
Pursuant to Mr. Orr’s employment agreement, “cause” means (i) an indictment or conviction of any felony or of any crime involving dishonesty; (ii) participation in any fraud against the Company; (iii) material breach of Mr. Orr’s duties to the Company; or (iv) conduct by Mr. Orr which in the good faith and reasonable determination of our Board of Directors demonstrates gross unfitness to serve. Pursuant to Mr. Orr’s employment agreement, he will have “good reason” for resignation if any of the following occurs without his consent, and he notifies the Company in writing, within 14 days after the occurrence of one of the following events, that he intends to terminate his employment no earlier than 30 days after providing such notice: (i) the assignment to him of any duties or responsibilities which result in the material diminution of Mr. Orr’s position; provided, however, that the acquisition of the Company and subsequent conversion of the Company to a division or unit of the acquiring corporation will not by itself result in a diminution of his position; (ii) a reduction by the Company in his annual base salary by greater than 10%, except to the extent the base salaries of all other executive officers of the Company are accordingly reduced; (iii) a relocation of his place of work, or the Company’s principal executive offices if his principal office is at such offices, to a location that increases his daily one-way commute by more than 35 miles; (iv) any material breach by the Company of his employment agreement, which breach remains uncured by the Company following at least 30 days advance written notice by him; or (v) any failure by the Company to obtain the assumption of his employment agreement by any successor or assign of the Company.
Pursuant to Mr. Orr's employment agreement, a “change in control” means any one or more of the following events: (a) the consummation of a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not own, directly or indirectly, either (i) outstanding voting securities representing a majority of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (ii) a majority of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; or (b) the consummation of a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, a majority of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company prior to such sale, lease, license or other disposition.
Estimated Payments upon Termination or Change of Control
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers. Payments and benefits are estimated assuming that the triggering event took place on the last business day of fiscal 2013 (July 31, 2013), and the price per share of our common stock is the closing price on the NASDAQ Global Market as of that date ($17.78). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

		Potential Payments Upon Involuntary Termination Other Than for Cause or Voluntary Termination for Good Reason(1)
Name	Type of Benefit	Not in Connection With a Change of Control ($)	Within 12 Months After a Change of Control ($)
Dominic P. Orr	Vesting Acceleration	889,000(2)	2,667,000
	Cash Severance – Base Pay	—	400,000
	Continued Coverage – Employee Benefits	—	8,775
Michael M. Galvin	Vesting Acceleration	—	1,516,936
	Cash Severance – Base Pay	—	157,500
	Continued Coverage of Employee Benefits	—	13,316
Keerti Melkote	Vesting Acceleration	—	1,000,125
	Cash Severance – Base Pay	—	140,000
	Continued Coverage of Employee Benefits	—	13,316
Michael Kirby	Vesting Acceleration	—	1,605,970
	Cash Severance – Base Pay	—	157,500
	Continued Coverage of Employee Benefits	—	13,316
______________________

(1)
Reflects the aggregate market value of outstanding unvested options to purchase shares of our common stock with exercise prices less than $17.78 per shares (“in-the-money options”) and outstanding restricted stock unit awards. For in-the-money options, the aggregate market value is computed by multiplying (i) the difference between $17.78 and the exercise price of such in-the-money option by (ii) the number of shares of our common stock underlying such in-the-money options at July 31, 2013. Does not reflect any market value for options to purchase shares of our common stock with exercise prices in excess of $17.78 per share. For restricted stock unit awards, aggregate market value is computed by multiplying (i) the number of unvested shares at July 31, 2013, by (ii) $17.78.

(2)	Subject to certain conditions, Mr. Orr is eligible to receive six months of vesting acceleration benefits.

Compensation of Directors
The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal 2013. Dominic P. Orr and Keerti Melkote, who are our employees, do not receive additional compensation for their service as directors.

Name	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Compensation	Total ($)
Bernard Guidon	249,997	—	—	249,997
Emmanuel Hernandez	249,997	—	—	249,997
Michael R. Kourey	240,003	—	—	240,003
Willem P. Roelandts	247,994	—	—	247,994
Juergen Rottler	240,003	—	—	240,003
Daniel Warmenhoven	252,000	—	—	252,000
______________________

(1)
Reflects the aggregate grant date fair value of the equity awards granted in fiscal 2013, in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2013, filed with the SEC on September 24, 2013. These amounts do not necessarily correspond to the actual value that will be recognized by the non-employee directors in connection with these awards.

(2)	In fiscal 2013, our non-employee directors received the following options to purchase common stock and restricted stock unit awards:

Name	Grant Date	Number of Shares Underlying Options (#)	Number of Restricted Stock Units (#)	Per Share Grant Date Fair Value ($)
Bernard Guidon	11/29/2012	—	12,607	19.83
Emmanuel Hernandez	11/29/2012	—	12,607	19.83
Michael R. Kourey	11/29/2012	—	12,103	19.83
Willem P. Roelandts	11/29/2012	—	12,506	19.83
Juergen Rottler	11/29/2012	—	12,103	19.83
Daniel Warmenhoven	11/29/2012	—	12,708	19.83
As of July 31, 2013, the aggregate number of shares of our common stock underlying outstanding options and unvested stock awards for each of our non-employee directors was:

Name	Aggregate Number of Shares Underlying Outstanding Options (#)	Aggregate Number of Shares Underlying Unvested Stock Awards (#)
Bernard Guidon	—	18,261
Emmanuel Hernandez	79,123	12,607
Michael R. Kourey	52,500	17,710
Willem P. Roelandts	65,000	18,300
Juergen Rottler	25,000	17,710
Daniel Warmenhoven	70,000	18,595
Standard Director Compensation Arrangements
The Company uses equity compensation to attract and retain qualified candidates to serve on our Board of Directors. The Compensation Committee conducts an annual review of director compensation and, if appropriate, recommends any changes in the type or amount of compensation to our Board of Directors. Any change in director compensation is approved by our Board of Directors. Our Board of Directors has not delegated any authority or responsibility to non-directors with respect to Board of Directors compensation.

Equity Compensation
Members of our Board of Directors that are not employees of the Company (“outside directors”) receive equity awards that are granted automatically each fiscal year pursuant to the Company’s Outside Director Compensation Policy, which provides that, except for initial grants in connection with the appointment of an outside director, equity compensation is based on fixed value amounts, rather than a fixed number of shares and options, and such equity compensation is to be delivered in the form of restricted stock unit awards for shares of our common stock and, in certain circumstances, options to purchase shares of our common stock.
Upon appointment to our Board of Directors, an outside director will receive a restricted stock unit award with an aggregate value equal to $460,000 on the date of grant, vesting annually over four years. In addition, annually each outside director will receive an option and/or restricted stock unit award with an aggregate value of $230,000 on the date of the annual meeting of stockholders, if as of such date, he or she will have served on our Board of Directors for at least the preceding six months. On the date of the annual meeting of stockholders, each outside director serving on any of the committees of our Board of Directors will also receive an option and/or restricted stock unit award with an aggregate value as follows: (1) $20,000 for the chair of the Audit Committee and $10,000 for any non-chair member of the Audit Committee; (ii) $12,000 for the chair of the Compensation Committee and $8,000 for any non-chair member of the Compensation Committee; (3) $6,000 for the chair of the Corporate Governance and Nominating Committee and $6,000 for any non-chair member of the Corporate Governance and Nominating Committee; and (4) $6,000 for any member, whether chair or non-chair, of any other standing committee of our Board of Directors. In addition, on the date of the annual meeting of stockholders, the Lead Independent Director will also receive an option and/or restricted stock unit award with an aggregate value of $10,000. Each award under the Outside Director Compensation Policy is governed by the terms of the 2007 Equity Incentive Plan.
The Outside Director Compensation Policy provides that 40% of the aggregate value of the value-based awards granted to an outside director may be granted in the form of a restricted stock unit award (“40% Value RSU Award”) and the remaining 60% of the aggregate value may be granted in the form of either a restricted stock unit award (“60% Value RSU Award”) or an option (“60% Value Option Award”), at the election of the applicable outside director. An outside director must make an election before the date of the annual meeting of stockholders if he or she wishes to receive 60% of the aggregate value in the form of a restricted stock unit award, otherwise the outside director will be deemed to have elected to receive 60% of the aggregate value in the form of an option. Determination of value for purposes of calculating the number of shares of our common stock subject to a restricted stock unit award or an option is based on the fair market value of a share of our common stock in the case of restricted stock unit award, and based on the Black-Scholes option valuation methodology in the case of an option. Any option to purchase shares of our common stock granted under the Outside Director Compensation Policy will have a seven year term. Subject to the terms of the 2007 Equity Incentive Plan, each 40% Value RSU Award will vest in full in one installment after one year, provided that the outside director continues to serve as a director through the end of such one-year period. However, in the event of the death, disability or voluntary resignation of the outside director or the Company’s termination of the outside director’s status as a director (other than for cause), the 40% RSU Value Award will become vested on a pro-rata basis. Subject to the terms of the 2007 Equity Incentive Plan, each 60% Value RSU Award will vest in equal annual installments over a four year period, provided that the outside director continues to serve as a director through each applicable vesting date. Subject to the terms of the 2007 Equity Incentive Plan, each 60% Value Option Award will vest and become exercisable as to 1/48th of the shares of our common stock subject to the award on each monthly anniversary of the grant date, provided that the outside director continues to serve as a director through each applicable vesting date. Vested restricted stock unit awards will be paid in shares of our common stock as soon as practicable after vesting.
Other Arrangements
Our non-employee directors are reimbursed for travel and associated expenses incurred in connection with attending Board of Director and Committee meetings.

Equity Compensation Plan Information
The following table summarizes the number of outstanding options, warrants and rights granted, as well as the number of shares of our common stock remaining available for future issuance, under the Company’s equity compensation plans as of July 31, 2013.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(#)(3)(4)
Equity compensation plans approved by security holders	20,814,127(1)	6.30	5,247,385(2)
Equity compensation plans not approved by security holders	—	—	—
Equity compensation plans assumed in connection with acquisitions	21,196(5)	0.70	—
Total	20,835,323		5,247,385
______________________

(1)	This amount includes 10,787,754 shares of restricted stock units outstanding with a weighted average exercise price of $0.0001.

(2)
This amount includes 4,689,800 shares available for future issuance under the Company’s Employee Stock Purchase Plan (“ESPP”) and 557,585 shares available for future issuance under the 2007 Equity Incentive Plan.

(3)
The Company’s 2007 Equity Incentive Plan incorporates an evergreen formula pursuant to which on August 1 of each year the aggregate number of shares reserved for issuance under the 2007 Equity Incentive Plan will increase by a number of shares equal to the lesser of (A) fifteen million (15,000,000) shares, or (B) five percent (5%) of the outstanding shares on the last day of the immediately preceding fiscal year.

(4)
The ESPP incorporates an evergreen formula pursuant to which on August 1 of each year the aggregate number of shares reserved for issuance under the ESPP will increase by a number of shares equal to the lesser of (A) six million (6,000,000) shares, or (B) two percent (2%) of the outstanding shares on the last day of the immediately preceding fiscal year.

(5)
As of July 31, 2013, options to purchase an aggregate of 21,196 shares of the Company’s Common Stock at a weighted average exercise price of $0.70 per share were outstanding under the AirWave Wireless, Inc. 2000 Stock Plan, which options were assumed in connection with the Company’s acquisition of AirWave Wireless, Inc. No further grants or awards will be made under the assumed equity compensation plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock, as of October 15, 2013, for the following:

•	each person (or group of affiliated persons) who is known by the Company to beneficially own 5% of the outstanding shares of the Company’s Common Stock;

•	each of the Company’s non-employee directors;

•	each of the Company’s named executive officers; and

•	all of the Company’s directors and current executive officers as a group.

	Shares Beneficially Owned(2)
Name of Beneficial Owner(1)	Number of Shares	% of class
5% Stockholders:
T. Rowe Price Associates, Inc.(3)	10,512,229	9.6%
100 E. Pratt Street Baltimore, Maryland 21202
Fidelity Management & Research Co.(4)	8,073,211	7.3%
82 Devonshire Street Boston, MA 02109
BlackRock Fund Advisors(5)	6,118,285	5.6%
40 East 52nd Street New York, NY 10022
The Vanguard Group(6)	6,101,762	5.5%
100 Vanguard Blvd. Malvern, PA19355
Non-Employee Directors:
Bernard Guidon	14,527	*
Emmanuel Hernandez(7)	70,710	*
Michael R. Kourey(8)	44,354	*
Willem P. Roelandts(9)	82,083	*
Juergen Rottler(10)	10,417	*
Daniel Warmenhoven(11)	82,282	*
Named Executive Officers:
Dominic P. Orr(12)	6,750,704	5.9%
Michael M. Galvin(13)	146,871	*
Keerti Melkote(14)	1,432,596	1.3%
Michael Kirby	543,553	*
All directors and current executive officers as a group (10 persons) (15)	9,178,097	8.1%
________________________

*	Represents less than 1%.

(1)	Unless otherwise indicated in the table, the address for each listed person is c/o Aruba Networks, Inc., 1344 Crossman Avenue, Sunnyvale, California 94089.

(2)
The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of October 15, 2013, including but not limited to, upon the exercise of any options or the vesting and release of restricted stock units. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Percentage beneficially owned is based on 110,092,031 shares of Common Stock outstanding on October 15, 2013.

(3)	Beneficial ownership information is based on information contained in a Form 13F dated June 30, 2013 and filed by T. Rowe Price Associates, Inc.

(4)	Beneficial ownership information is based on information contained in a Form 13F dated June 30, 2013 and filed by FMR.

(5)	Beneficial ownership information is based on information contained in a Form 13F dated June 30, 2013 and filed by BlackRock Fund.

(6)	Beneficial ownership information is based on information contained in a Form 13F dated June 30, 2013 and filed by The Vanguard Group, Inc.

(7)	Consists of 5,192 shares held of record by Mr. Hernandez and 65,518 shares subject to options that are exercisable within 60 days of October 15, 2013.

(8)	Consists of 6,854 shares held of record by Mr. Kourey and 37,500 shares subject to options that are exercisable within 60 days of October 15, 2013.

(9)	Consists of 22,083 shares held of record by the Willem P Roelandts Trust and 60,000 shares subject to options that are exercisable within 60 days of October 15, 2013.

(10)	All such shares are subject to options that are exercisable within 60 days of October 15, 2013.

(11)
Consists of 7,197 shares held of record by Mr. Warmenhoven, 11,335 shares held of record by the Warmenhoven Revocable Trust and 63,750 shares subject to options that are exercisable within 60 days of October 15, 2013.

(12)
Consists of (i) 235,554 shares held of record by Ardmore Ventures, (ii) 300,000 shares held of record by Omano Ventures, (iii) 2,350 shares held of record by D. Orr Management Company, LLC, (iv) 784,907 shares held of record by Dominic P. Orr Revocable Living Trust, (v) 127,500 shares held by Dominic Orr Charitable Remainder Trust, (vi) 50,000 shares held by the Orr Family Foundation and (vii) 5,250,693 shares subject to options that are exercisable within 60 days of October 15, 2013.

(13)	Consists of 101,941 shares held of record by The Galvin Family 2005 Trust and 44,930 shares subject to options that are exercisable within 60 days of October 15, 2013.

(14)
Consists of (i) 2,688 shares held of record by Mr. Melkote, (ii) 1,233,948 shares held of record by the Melkote Family Trust, (iii) 304 shares held of record by Mr. Melkote’s wife, (iv) 6,656 shares held of record by trusts for the benefit of Mr. Melkote’s children, (v) 189,000 shares subject to options that are exercisable by Mr. Melkote within 60 days of October 15, 2013.

(15)	Includes 5,721,808 shares subject to options that are exercisable within 60 days of October 15, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review, Approval or Ratification of Related Person Transactions
In accordance with our Code of Business Conduct, our Corporate Governance Principles and the charter of the Audit Committee, the Audit Committee reviews and approves in advance in writing any proposed related person transaction. For purposes of these procedures, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.
The Audit Committee reviews the proposed transaction and makes additional inquiries where appropriate, keeping in mind that any dealings with a related person must be conducted in such a way that no preferential treatment is given to the Company. Following the completion of its review, the Audit Committee either approves or disapproves the transaction; provided, however, that the most significant related person transactions, particularly those involving our directors and officers, must be reviewed and approved in writing in advance by the Board of Directors. The Company will report all such related person transactions under applicable accounting rules, federal securities laws and SEC rules and regulations.
The Company has entered into indemnification agreements with each of its directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of such individuals in any action or proceeding.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.
Based solely on its review of the copies of such forms and amendments thereto furnished to the Company and written representations that no other forms were required to be filed during fiscal 2013, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them, except Mr. Melkote filed one late Form 4 (reporting one transaction).

AUDIT COMMITTEE REPORT
The primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company’s financial reporting, systems of internal control and audit process, and monitoring compliance with applicable laws, regulations and policies. In the performance of its oversight function, the Audit Committee has:

•	reviewed and discussed the audited consolidated financial statements for the fiscal year ended July 31, 2013 with the Company’s management, which has primary responsibility for those statements;

•
discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T); and

•
received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP, required by PCAOB Rule 3526 regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence.

Based upon the review and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Emmanuel Hernandez (Chairman)
Michael R. Kourey
Juergen Rottler

OTHER MATTERS
The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxy holders will vote the shares they represent in accordance with their best judgment. Discretionary authority with respect to any such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.
THE BOARD OF DIRECTORS
Sunnyvale, California
October 25, 2013

ARUBA networks

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Dominic P. Orr
02 Keerti Melkote
03 Bernard Guidon
04 Emmanuel Hernandez
05 Michael R. Kourey
06 Willem P. Roelandts
07 Juergen Rottler
08 Daniel Warmenhoven

The Board of Directors recommends you vote FOR proposals 2. and 3.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000186567_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement/10K is/are available at www.proxyvote.com .

ARUBA NETWORKS, INC.
Annual Meeting of Stockholders
December 5, 2013 12:30 p.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) MICHAEL M. GALVIN and AVA M. HAHN, or either of them, as proxies for the undersigned, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ARUBA NETWORKS, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:30 p.m., Pacific Time, on December 5, 2013, at 1344 Crossman Avenue, Sunnyvale, California 94089, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000186567_2 R1.0.0.51160